MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Table of Contents
                                             Page

Message from the Chairman                       1

Special Feature:

Interview with Tom Kenny,
Senior Vice President, Franklin
Municipal Bond Department                       3

Manager's Discussion                            9

Performance Summaries

Class I Shares                                 11
Class II Shares                                13

Statement of Investments                       15

Financial Statements                           56

Notes to Financial Statements                  58



                                                               December 13, 1996

Dear Shareholder:

It's a pleasure to bring you the Franklin Federal Tax-Free Income Fund's semi-annual report for the period ended October 31, 1996.

The reporting period might well be described as six months of frequent interest-rate fluctuations, with the 30-year U.S. Treasury bond's yield bouncing between 6.89% and 7.13%.* Some of this movement can be attributed to speculation on the direction of short-term interest rates by market participants. Indeed, newspaper headlines in the last six months declared the economy was overheating one day and stalling the next -- all of which seems to suggest a slow growth trend.

We expect that the Franklin Federal Tax-Free Income Fund should perform well in this relatively slow growth environment. Although the economy appears stable at the moment, market uncertainties persist.


*Source: Micropal.


For this reason, we encourage individual investors to maintain a long-term perspective. It is prudent to periodically consult with your investment representative to ensure your investments match these goals. This long-term orientation will help minimize undue concern caused by short-term market volatility.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. Should you have any questions concerning the Franklin Federal Tax-Free Income Fund, we welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


Glossary of Investment Terms

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: The interest rate on a bond the issuer promises to pay to the holder until the bond matures.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates.

High Grade Bond/High Quality Bond: A bond rated AAA or AA by Standard & Poor's(R) or Moody's rating services.

Investment Grade Bond: A bond with a rating of AAA to BBB.

Pre-Refunded Bond: When a second bond is issued to pay off the original bond at the original's first call date, the original bond is termed "pre-refunded" to the call date.


SPECIAL FEATURE: INTERVIEW WITH TOM KENNY

Tom Kenny,  director of Franklin's Municipal
Bond Department, discusses several current topics, including interest rates and his outlook for the municipal bond market.



GRAPHIC PICTURE OMITTED



Tom Kenny
Senior Vice President and
Director of Franklin's Municipal
Bond Department

Tom, purchasing a municipal bond is considered a relatively safe investment. In the last few years, however, we've experienced a certain amount of volatility in bond markets. Is this going to subside in the future, or is this the new way for bond markets?

It's an interesting observation and -- you're right -- the bond markets didn't seem to be as volatile a few years back. If you look at the recent bond market, say since 1992-1993, you'll see that we've had three consecutive years of 200 basis point swings in opposite directions (See Fig. 1). Historically, that level of volatility is unusual.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Fig. 1


I think there are several reasons for the increased volatility. First, we need to look at the Federal Reserve Board. The Federal Reserve Board has been slow to adjust short-term rates in response to economic conditions, which has increased uncertainty and speculation within the fixed-income markets. Thus, market participants have reacted toward short-term economic data rather than focusing on the big picture. Since the Fed has not made frequent adjustments to short-term rates, the increased speculation has created a pendulum effect where the market tends to overreact in the adjustment of long-term rates.

So the Federal Reserve Board's restraint has helped to cause some unpredictable market movement?

Just look at the number of times recently where market expectations of both growth and inflation have changed dramatically. Earlier this year, nine out of ten economists said we were going to be in a recession by the end of the first quarter. Weeks later, they changed their outlook and expected growth at a 4%-5% annual rate with fears of an over heating economy. Just in the last few weeks, we've heard, "Well, maybe the economy is not growing that fast after all." So the market's become very short-term focused -- that's one reason we're seeing increased volatility.

Second, we are part of a much more global market today than ever before. Funds tend to flow very freely from market to market.

Third, we have seen an increased use of hedge funds, which often take large risks with speculative strategies. They've become very popular over the last two to three years. Hedge fund managers tend to be very short-term focused, trying to take advantage of undervalued situations. So they're in and out of markets very quickly.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Fig. 2

Last, I think the creation and use of derivatives, where speculators can control huge amounts of bonds with very little capital at risk, has also caused some of this volatility.

The increased volatility will probably remain as long as these themes exist.

Have these factors affected your investment strategy?

We try to stay abreast of economic conditions and interest rates in general, but we don't try to second-guess the market in terms of the direction of rates, or alter our fundamental philosophy and strategy because of short-term economic changes.

Our approach is straightforward. With few exceptions, we seek credit safety and income. I don't think shareholders want the volatility that might be generated by chasing capital appreciation. If you look at the interest rate chart (Fig. 1) and think of the number of times you had to be right if you were speculating on the direction and absolute change in interest rates, you may have called one swing correctly; but if you missed the other leg of it, you may have given away everything you gained on the way up or down.

We have a well-seasoned portfolio management team that manages our funds for tax-free income.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Fig. 3

We believe that over the long term, income drives total return. Total return is important. But how you achieve total return is even more important. Income has been responsible for more than 90% of the total return of municipal bonds over the last 10 years (Fig. 2), as measured by the unmanaged Lehman Brothers 20-year Municipal Bond Index. So, by consistently investing for income, we hope to generate good total return performance. We think our shareholders, particularly those in tax-free funds, are better served by using this consistent, long-term-oriented approach. It is what distinguishes Franklin from most of its peers.

We have seen more insured bonds, particularly in California. Is this a long-term industry trend?

I believe so, but it's more pronounced in California. The national percentage of insured issues now coming to market is in the 54%-55% range. In California, it's a little bit ahead of that (Fig. 3).

Why are there more insured issues now?

It's a function of a couple of things, I think. Supply is still relatively low when compared with 1992-1993, when we had record volume of long-term bonds coming to the market. Overall supply dropped more than 45% from 1993, into the $155-$160 billion range last year. This year, it's probably going to be up somewhat -- maybe in the 10%-15% range (Fig. 4).

Since we haven't seen a heavy supply of bonds coming to market, some insurance companies have become very aggressive in trying to gain market share. They have the capital, the capacity, the staffing, and the willingness to price their premiums aggressively. As a result, it's been comparatively cheap for issuers to obtain insurance.

How much has pre-refunding influenced your investment strategy recently, and can you briefly describe what pre-refunding is?

A pre-refunded bond is one that will be paid off at its first call date, using the proceeds of a second bond carrying a lower interest rate. Let's say a municipality issued a bond paying 8% interest that will mature in 2025. Some time later, interest rates drop significantly, as they did in the late 1980's and in the 1992-1993 period, and comparable bonds are now paying, say, 6%. Naturally, the issuer would prefer to pay this new, lower rate on its debt, just as you or I would want to refinance our home mortgage.

One way issuers can reduce their borrowing expense is to refund higher-paying bonds before they mature. To raise money to refund the higher-rate bonds, they issue a second bond at the market's now, lower interest rate. The proceeds of the second bond are invested in U.S. Treasuries, set to mature at the original bond's first call date, which may be only five or six years away. The bond is then termed "pre-refunded" to the call date.

When the bond becomes pre-refunded, the price can rise dramatically -- providing an opportunity to sell it at a premium. Generally, a pre-refunded bond will maximize its value when there is approximately five years remaining to the call date.

That first bond sells at a premium now because it's backed by U.S. Treasuries and it's still paying the higher interest rate?

Yes -- in addition, it is now a bond with a much shorter maturity -- i.e., the call date versus the original maturity date.

What if you don't sell it?

Well, we know that in five years that bond will be called at 100%-102% of par. It's currently selling at a premium of, say, 115% of par. If we do nothing right now, the price of that bond will decline, from 115% of par to the call price, thereby eroding its value over the next five years. No matter what interest rates do, that bond price is going down.



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Fig. 4

Generally, when a bond hits the five-year mark, we look for an opportunity to sell it, capture the premium, then reinvest the proceeds in the current interest rate environment.

How does this benefit shareholders?

Shareholders can benefit in a couple of ways. We may purchase a new bond that can't be called for at least 10 years -- so we've extended our call protection. Also, if we can capture that premium, we can now buy 115% worth of new bonds at today's current interest rates. We've protected the fund's share value from eroding and also helped maintain the earning power of the fund over the long term.

What sets your municipal bond department apart from others in the industry?

We use a very consistent, team-oriented approach to portfolio management. All of our managers are using the same consistent strategy in our efforts to meet the same overall investment objectives. Many times you'll see some other fund companies where each manager operates on his/her own strategy.

Also, we're one of the few companies that truly manages for income. We believe Franklin understands fixed-income and what investors look for.

Many of our competitors have come from an equity-oriented background and then added a fixed-income side in recent years to round out their product line. We think this perspective is important. Some of our competitors direct their portfolio managers toward a total return-oriented strategy on a quarterly basis. We don't.

Why not?

We believe if you're a fixed-income portfolio manager who is focused on quarterly total return, you're probably going to be more inclined to make short-term bets and take risks that you might not take otherwise. So your interests may not be clearly aligned with the shareholders' goals. It does really make a big difference.

Another thing that sets us apart is our research staff. Since we purchase over 95% of our portfolio holdings in the primary market, we spend a lot of time analyzing credits up front, such as performing site visits, addressing legal issues, and structuring issues to meet both our credit and portfolio requirements.


Tom, thanks for your time.
My pleasure.


MANAGER'S DISCUSSION

Your Fund's Objective:

The Franklin Federal Tax-Free Income Fund seeks to provide high current income exempt from regular federal income tax through a nationally diversified portfolio consisting primarily of municipal securities.*

During the period, municipal bonds in general continued to provide higher total returns than U.S. government bonds. Muni bond prices have been buoyed by two key factors -- a low supply of bonds coupled with high demand and the dwindling fear of a flat tax. In our recent experience, AAA-rated, 30-year municipal bond yields were about 84% of those of 30-year U.S. Treasury bonds. On the other hand, the ratio last year was around 94%. Higher yields generally mean lower prices, and lower yields mean higher prices.

Fear of a flat tax, which was prevalent in early 1996, has since subsided. This fear drove down muni prices and raised their yields to a level that was close to government bonds. Now that a flat tax seems unlikely, greater confidence in municipal bonds, and their limited supply, have pushed prices back up.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

During the past six months, we continued to purchase "essential service" bonds which tend to have a relatively reliable income stream generated from defined sources such as hospitals, utilities and transportation projects. Budgetary and political changes tend to have limited effects on such bonds, and we believe they are attractive investments, particularly in the municipal cost-cutting environment we have seen in 1996.

The quality of the bonds purchased for the portfolio remained consistent over the six months. Sixty-four percent of our bond investments on October 31, 1996, were rated A or higher. Our continued emphasis on high quality bonds can help protect the fund against credit risk (the risk that a bond issuer will default on its loan payment).

Looking ahead, we believe the supply of municipal bonds will continue to be low and demand constant. We intend to continue our policy of purchasing investment-grade, essential-purpose bonds, seeking high current income and good credit quality.


   Franklin Federal Tax-Free Income Fund
   Portfolio Breakdown on October 31, 1996
   Based on Total Long-Term Investments

                                      % of Total
                                       Long-Term
   Sector                             Investments
   -------------------------------------------------
   Utilities                             30.0%

   Housing                               13.0%

   Transportation                        13.0%

   Pre-Refunded                          10.6%

   General Obligations                    8.6%

   Hospitals                              6.4%

   Industrial                             5.0%

   Other Revenue                          4.1%

   Certificates of Participation          4.0%

   Education                              3.3%

   Health Care                            1.0%

   Tax Allocation Bonds                   0.6%

   Sales Tax Revenue                      0.4%


For a complete list of portfolio holdings, please see page 15 of this report.


PERFORMANCE SUMMARY

Class I

We are pleased to report that the Franklin Federal Tax-Free Income Fund's share price, as measured by net asset value, increased 14 cents, from $11.83 on April 30, 1996, to $11.97 on October 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.66%, based on an annualization of October's dividend of 5.9 cents ($0.059) per share and the maximum offering price of $12.50 on October 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.37% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Federal Tax-Free Income
   Class I
   Dividend Distributions 5/1/96 - 10/31/96

                                   Dividend
   Month                           per Share
   -----------------------------------------
   May                             6.2 cents

   June                            6.2 cents

   July                            5.9 cents

   August                          5.9 cents

   September                       5.9 cents

   October                         5.9 cents

   Total                          36.0 cents




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Federal Tax-Free Income Fund -- Class I
Periods ended October 31, 1996

                                                                 1-Year    5-Year     10-Year
               ------------------------------------------------------------------------------
               Cumulative Total Return1                           5.97%    43.06%     104.94%

               Average Annual Total Return2                       1.49%     6.49%       6.98%


               Distribution Rate3                        5.66%

               Taxable Equivalent

               Distribution Rate4                        9.37%

               30-Day Standardized Yield5                5.10%

               Taxable Equivalent Yield4                 8.44%
               ------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.9 cent per share monthly dividend and the maximum offering price of $12.50 on October 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

We are pleased to report that the Franklin Federal Tax-Free Income Fund's share price, as measured by net asset value, increased 15 cents, from $11.82 on April 30, 1996, to $11.97 on October 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.28%, based on an annualization of the current monthly dividend of 5.32 cents ($0.0532) per share and the offering price of $12.09 on October 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.74% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Federal Tax-Free Income
   Class II
   Dividend Distributions 5/1/96 - 10/31/96

                                    Dividend
   Month                            per Share
   ------------------------------------------
   May                             5.60 cents

   June                            5.60 cents

   July                            5.32 cents

   August                          5.32 cents

   September                       5.32 cents

   October                         5.32 cents

   Total                          32.48 cents




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Federal Tax-Free Income Fund -- Class II
Periods ended October 31, 1996

                                                                        Since
                                                                      Inception
                                                            1-Year    (5/1/95)
        ------------------------------------------------------------------------
        Cumulative Total Return1                             5.37%     11.61%

        Average Annual Total Return2                         3.34%      6.22%


        Distribution Rate3                           5.28%

        Taxable Equivalent Distribution Rate4        8.74%

        30-Day Standardized Yield5                   4.69%

        Taxable Equivalent Yield4                    7.76%
        ------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. Based on an annualization of the current 5.32 cent per share monthly dividend and the offering price of $12.09 on October 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)


    Face                                                                                                Value
   Amount                                                                                              (Note 1)
   ------------------------------------------------------------------------------------------------------------
                Long Term Investments  99.0%
                Bonds  97.4%
                Alabama  0.8%
$  6,400,000    Alabama Water Pollution Control Authority, Revolving Fund, Series B, 7.75%,
                 08/15/12 ....................................................................       $ 6,825,088
   5,000,000    Birmingham GO, Street Improvement Warrants, Pre-Refunded, 8.00%, 07/01/13 ....         5,397,900
   1,000,000    Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical,
                 Plc., Series 1982, 8.00%, 12/01/12 ..........................................         1,119,640
  18,830,000    Columbia IDB, PCR, Refunding, Alabama Power Co. Project, AMBAC Insured,
                 6.50%, 09/01/23 .............................................................        19,697,686
  12,000,000    Courtland IDB, IDR, Refunding, Champion International Corp., Series A, 7.20%,
                 12/01/13 ....................................................................        13,054,920
   5,000,000    Courtland IDB, PCR, Refunding, Champion International Corp. Project, 6.15%,
                 06/01/19 ....................................................................         5,057,800
   5,385,000    Montgomery Medical Clinic Board, Health Care Facilities Revenue, Refunding,
                 Jackson Hospital and Clinic, AMBAC Insured, 6.00%, 03/01/26 .................         5,486,400
                                                                                                    ------------
                                                                                                      56,639,434
                                                                                                    ------------
                Alaska  1.4%
   1,775,000    Alaska Industrial Development and Export Authority, Revolving Fund, Series A,
                 7.95%, 04/01/10 .............................................................         1,924,491
                Alaska State HFC,
   4,120,000        Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ................         4,272,646
     630,000        Collateralized Home Mortgage, Series A-3, 7.70%, 12/01/13 ................           648,610
   8,825,000        Refunding, Mortgage Insured, Program 1, Series 1990-B, 7.80%, 12/01/30 ...         9,085,338
   4,565,000        Refunding, Mortgage, Series A, MBIA Insured, 6.00%, 12/01/15 .............         4,554,455
  17,875,000        Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ......................        17,740,401
  11,600,000        Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ......................        11,422,984
   8,000,000        Series A, 6.60%, 12/01/23 ................................................         8,870,320
  20,980,000        Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .................        21,817,731
                Anchorage Parking Authority Revenue, Refunding, 5th Avenue Garage Lease  Project,
   3,360,000        6.50%, 12/01/02 ..........................................................         3,561,466
   3,500,000        6.75%, 12/01/08 ..........................................................         3,681,790
  13,870,000    Valdez Marine Terminal Revenue, Refunding, BP Pipelines, Inc. Project, Series B,
                 5.50%, 10/01/28 .............................................................        13,151,950
                                                                                                    ------------
                                                                                                     100,732,182
                                                                                                    ------------
                Arizona  0.5%
                Salt River Project, Agricultural Improvement and Power District, Electrical Systems
                 Revenue, Series D, Refunding,
$ 15,000,000        5.50%, 01/01/25 ..........................................................      $ 14,499,000
  14,000,000        5.00%, 01/01/30 ..........................................................        12,357,940
   5,620,000    Tempe IDA, Residential Care Facilities Revenue, Volunteers of America Care
                 Facilities, 9.00%, 06/01/18 .................................................         5,886,669
                                                                                                    ------------
                                                                                                      32,743,609
                                                                                                    ------------
                Arkansas  1.2%
                Arkansas State Development Financing Authority, Waste Water Systems Revenue,
                Revolving Loan Fund, Series A,
   2,600,000        5.70%, 12/01/12 ..........................................................         2,629,276
   3,130,000        5.85%, 12/01/19 ..........................................................         3,182,678
   2,700,000    Desha County Residential Housing Facilities Board, SFMR, Refunding, 7.50%,
                 04/01/11 ....................................................................         2,879,307
   3,115,000    Independence County Public Health and Education Facilities Board, Capital
                Revenue, Refunding & Improvement, White River Control Project, Pre-Refunded,
                 8.00%, 06/01/09 .............................................................         3,444,474
   1,465,000    Jefferson County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%,
                 06/01/18 ....................................................................         1,509,463
   1,500,000    Jonesboro Residential Housing and Health Care Facilities Board, Hospital Revenue,
                 Refunding, St. Bernard's Regional Medical Center, Series B, AMBAC Insured,
                 5.90%, 07/01/16 .............................................................         1,540,590
                Pope County PCR, Refunding, Power and Light Co. Project,
   2,600,000        6.30%, 12/01/16 ..........................................................         2,646,540
  60,000,000        6.30%, 11/01/20 ..........................................................        61,134,600
                University of Central Arkansas, AMBAC Insured,
     855,000        Academic Facilities Revenue, Series B, 5.875%, 04/01/16 ..................           876,743
   1,000,000        Academic Facilities Revenue, Series B, 6.00%, 04/01/21 ...................         1,029,070
   1,000,000        Athletic Facilities Revenue, Series C, 6.00%, 04/01/21 ...................         1,029,070
     825,000        Athletic Facilities Revenue, Series C, 6.125%, 04/01/26 ..................           850,559
   1,500,000        Refunding, Housing System Revenue, Series A, 5.875%, 04/01/16 ............         1,538,145
   1,000,000        Refunding, Housing System Revenue, Series A, 6.00%, 04/01/21 .............         1,029,070
                                                                                                    ------------
                                                                                                      85,319,585
                                                                                                    ------------
                California  7.3%
                Alhambra COP, Clubhouse Facility Project,
     410,000        11.25%, 01/01/08 .........................................................           421,824
     455,000        11.25%, 01/01/09 .........................................................           468,049
     500,000        11.25%, 01/01/10 .........................................................           514,255
$  5,325,000    Burbank RDA, Refunding, Tax Allocation, Series A, 6.25%, 12/01/24 ............       $ 5,413,022
   2,800,000    California Health Facilities, Financing Authority Revenue, Refunding, St. Francis
                 Medical Center, Series H, AMBAC Insured, 6.30%, 10/01/15 ....................         2,974,608
                California State Educational Facilities Authority Revenue,
   3,580,000        National University, Connie Lee Insured, 6.00%, 05/01/09 .................         3,727,031
   1,000,000        Pooled College and University Financing, Refunding, Series B, 5.70%, 06/01/01
1,019,660
   6,025,000        Pooled College and University Projects, Series B, 6.00%, 12/01/20 ........         5,794,966
                California State GO,
  11,000,000        FGIC Insured, 6.00%, 08/01/19 ............................................        11,259,380
   3,070,000        Series 1994, 5.90%, 05/01/08 .............................................         3,224,636
   7,000,000        Series 1994, 6.00%, 05/01/18 .............................................         7,245,490
  12,500,000        Series 1994, FGIC Insured, 6.00%, 05/01/20 ...............................        12,790,125
  11,750,000        Various Purposes, 5.90%, 04/01/23 ........................................        11,927,895
                California State GO, Veterans Bonds,
   1,000,000        Series BC, 6.00%, 02/01/10 ...............................................         1,032,180
  33,195,000        Series BD, BE, and BF, 6.55%, 02/01/25 ...................................        34,044,460
                California State Public Works Board, Lease Revenue,
   5,500,000        Series A, 5.75%, 09/01/21 ................................................         5,527,005
   3,500,000        Various University of California Projects, Series A, 6.625%, 10/01/10 ....         3,733,275
   4,000,000        Various University of California Projects, Series A, 6.375%, 10/01/14 ....         4,165,040
   2,000,000        Various University of California Projects, Series A, 6.375%, 10/01/19 ....         2,074,900
     450,000        Various University of California Projects, Series B, 5.50%, 06/01/19 .....           429,296
  14,750,000    California Statewide Communities Development Authority Revenue, COP, Sutter
                 Health Obligation Group, MBIA Insured, 6.00%, 08/15/25 ......................        15,124,945
   8,250,000    Chino USD, COP, Refunding, FSA Insured, 5.90%, 09/01/15 ......................         8,394,458
   1,020,000    Coalinga Public Finance Authority Revenue, Series B, 6.25%, 09/15/07 .........         1,026,487
   1,000,000    Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%,
                 07/01/10 ....................................................................         1,123,740
   9,000,000    Contra Costa County COP, Refunding, Consolidated Capital Facilities Project,
                 AMBAC Insured, 5.60%, 06/01/19 ..............................................         8,965,260
   5,000,000    Contra Costa Water District, Water Revenue, Series G, MBIA Insured, 5.50%,
                 10/01/19 ....................................................................         4,916,600
                Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
   3,000,000        Series A, 6.00%, 01/01/16 ................................................         2,979,450
  59,240,000        Series A, 6.50%, 01/01/32 ................................................        60,513,068
   3,000,000        Series B, 5.00%, 01/01/35 ................................................         2,528,790
                Forty-Niner Shops, Inc., Auxiliary Organization, California State Long Beach Project,
   1,090,000        6.875%, 04/01/07 .........................................................         1,148,925
   1,565,000        6.875%, 04/01/12 .........................................................         1,616,535
$  3,000,000    Los Angeles County Transportation Commission, Sales Tax Revenue, Proposition C,
                 Series A, MBIA Insured, 6.00%, 07/01/23 .....................................       $ 3,049,350
   3,180,000    Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured,
                 6.55%, 01/01/27 .............................................................         3,287,611
                Los Angeles Department of Water and Power, Electric Plant Revenue,
  14,925,000        Refunding, 6.40%, 11/01/31 ...............................................        15,671,549
   3,000,000        Refunding, MBIA Insured, 6.00%, 02/01/28 .................................         3,087,390
   6,550,000        Second Issue, 5.40%, 11/15/31 ............................................         6,168,397
  10,500,000        Second Issue, MBIA Insured, 6.40%, 11/01/31 ..............................        11,100,495
   8,100,000    Los Angeles GO, Series A, FGIC Insured, 6.20%, 09/01/14 ......................         8,459,964
                Los Angeles Regional Airport Improvements Corp., Lease Revenue, Refunding,
  18,500,000        Facilities Sub-Lease, International Airport, 6.35%, 11/01/25 .............        18,969,900
   8,400,000        United Airlines, Inc. Project, 6.875%, 11/15/12 ..........................         8,889,972
  24,270,000    Madera County COP, Valley Children's Hospital, MBIA Insured, 5.75%, 03/15/28 .        24,305,434
   4,000,000    Pomona Public Financing Authority Revenue, Series Q, MBIA Insured, 5.90%,
                 12/01/25 ....................................................................         4,038,640
   6,480,000    Sacramento County Airport Systems Revenue, Sub-Series D, MBIA Insured, 6.00%,
                 07/01/16 ....................................................................         6,710,299
  33,315,000    San Bernardino County COP, Medical Center Financing Project, Series A, 5.875%,
                 08/01/26 ....................................................................        33,561,864
   7,080,000    San Francisco City and County RDA Revenue, George Moscone Convention Center,
                 Lease Revenue, 6.75%, 07/01/24 ..............................................         7,799,186
  12,680,000    San Francisco City and County RDA Revenue, Tax Allocation Redevelopment
                 Project, 6.50%, 08/01/22 ....................................................        13,104,019
  10,380,000    San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%,
                 10/01/20 ....................................................................        10,573,483
                San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
  18,795,000        7.00%, 01/01/30 ..........................................................        19,978,709
  44,325,000        6.75%, 01/01/32 ..........................................................        46,410,491
   5,000,000        5.00%, 01/01/33 ..........................................................         4,323,450
   3,150,000    Santa Barbara County COP, Refunding, Montecito Retirement Revenue, 5.80%,
                 04/01/18 ....................................................................         3,096,734
   5,330,000    Southern California Public Power Authority Revenue, Multiple Projects,
                 AMBAC Insured, Custodial Receipts, 5.50%, 07/01/20 ..........................         5,171,806
  26,780,000    University of California Revenues, Research Facilities, Series B, 6.55%, 09/01/24     27,942,252
   2,405,000    Windsor RDA Revenue, Tax Allocation, Windsor Project, 7.00%, 09/01/24 ........         2,515,846
                                                                                                    ------------
                                                                                                     514,342,196
                                                                                                    ------------
                Colorado  4.7%
                Colorado GO, HFA, Series A,
$  1,595,000        7.50%, 05/01/29 ..........................................................       $ 1,668,896
   2,710,000        Pre-Refunded, 8.375%, 01/01/30 ...........................................         2,892,519
                Denver City and County Airport System Revenue,
  12,405,000        Refunding, Series D, MBIA Insured, 5.875%, 11/15/16 ......................        12,482,283
  16,645,000        Series A, 8.875%, 11/15/12 ...............................................        19,683,212
   5,000,000        Series A, 8.00%, 11/15/17 ................................................         5,258,350
  11,460,000        Series A, 7.75%, 11/15/21 ................................................        12,689,429
   2,650,000        Series A, 7.25%, 11/15/23 ................................................         2,865,127
  16,520,000        Series A, 7.50%, 11/15/23 ................................................        18,163,244
  79,945,000        Series A, 8.50%, 11/15/23 ................................................        91,441,890
  24,325,000        Series A, 8.00%, 11/15/25 ................................................        27,375,632
  11,200,000        Series A, Pre-Refunded, 7.50%, 11/15/12 ..................................        12,998,608
  24,525,000        Series A, Pre-Refunded, 7.25%, 11/15/25 ..................................        28,121,100
  10,010,000        Series D, 7.00%, 11/15/25 ................................................        10,412,302
   5,000,000   aDenver City and County School District No. 1, Denver School Facilities Leasing Corp.,
                 AMBAC Insured, 5.70%, 12/15/11 ..............................................         5,037,850
  47,980,000    Denver City and County Special Facilities, Airport Revenue, United Airlines, Inc.
                 Project, Series A, 6.875%, 10/01/32 .........................................        49,342,632
   6,520,000    Littleton IDR, Porter Memorial Hospital, Medical Office Project, Series 1982,
                 Pre-Refunded, 8.00%, 02/01/12 ...............................................         6,716,056
  16,500,000    Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, 8.00%,
                 12/01/22 ....................................................................        16,804,590
   6,500,000    University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured,
                 6.40%, 11/15/22 .............................................................         6,853,860
                                                                                                    ------------
                                                                                                     330,807,580
                                                                                                    ------------
                Delaware  0.1%
   1,160,000    Delaware State EDA Revenue, Refunding, Water Development, Wilmington,
                 Series B, 6.45%, 12/01/07 ...................................................         1,280,837
   2,000,000    Delaware State Housing Authority, Refunding, MFMR, Series D, 6.75%, 07/01/06 .         2,131,140
                                                                                                    ------------
                                                                                                       3,411,977
                                                                                                    ------------
                District of Columbia  0.7%
                District of Columbia GO,
   6,500,000        Series A, Pre-Refunded, 8.00%, 06/01/07 ..................................         6,746,285
   4,000,000        Series E, MBIA Insured, 6.00%, 06/01/13 ..................................         4,069,400
                District of Columbia HFA, MFHR, FHA Insured,
$  6,110,000        Mayfair Mansions Apartments, 8.85%, 02/01/31 .............................       $ 6,354,767
   1,830,000        Refunding, Series A, 7.10%, 09/01/12 .....................................         1,916,779
   6,600,000        Refunding, Series A, 7.15%, 03/01/24 .....................................         6,877,530
   4,450,000    District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A,
                 Pre-Refunded, 9.00%, 01/01/08 ...............................................         5,219,138
   1,500,000    District of Columbia Redevelopment Land Agency, Sports Arena, Special Tax
                 Revenue, 5.625%, 11/01/10 ...................................................         1,459,665
                District of Columbia Revenue,
   5,685,000        Association of American Medical Colleges, 7.50%, 02/15/20 ................         6,159,072
   3,155,000        Carnegie Endowment, 5.75%, 11/15/10 ......................................         3,163,077
   5,265,000        Catholic University of America, 6.45%, 10/01/23 ..........................         5,571,318
                                                                                                    ------------
                                                                                                      47,537,031
                                                                                                    ------------
                Florida  3.0%
                Bay County Resource Recovery Revenue, Refunding, MBIA Insured,
   2,100,000        Series A, 6.50%, 07/01/07 ................................................         2,294,901
  11,020,000        Series B, 6.50%, 07/01/07 ................................................        12,042,766
  42,650,000    Broward County Resource Recovery Revenue, Broward Waste Energy Co., L.P.,
                 North Project, Series 1984, 7.95%, 12/01/08 .................................        47,043,803
   1,000,000    Callaway/Bay County Waste Water Systems Revenue, Series A, FGIC Insured,
                 6.00%, 09/01/26 .............................................................         1,006,630
   3,800,000    Dunes Community Development District Revenue, Water and Sewer Project,
                 Pre-Refunded, 8.25%, 10/01/18 ...............................................         4,152,640
  22,475,000    Florida State Board Of Education, Capital Outlay, Public Education, Refunding,
                 Series 1992, 6.40%, 06/01/19 ................................................        23,932,953
                Florida State Department of General Services, Division of Facilities Management
                 Revenue, Florida Facilities Pool,
   2,000,000        Pre-Refunded, 8.125%, 09/01/17 ...........................................         2,178,780
   4,000,000        Refunding, Series B, AMBAC Insured, 5.70%, 09/01/20 ......................         4,020,520
   7,125,000    Florida State Department of Transportation, Turnpike Revenue, Series A,
                 Pre-Refunded, 7.75%, 07/01/09 ...............................................         7,871,843
   3,850,000    Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home Estate
                 Project, 9.50%, 09/01/06 ....................................................         3,874,178
   6,500,000    Manatee County IDR, Manatee Hospital and Health Systems, Inc., Pre-Refunded,
                 9.25%, 03/01/21 .............................................................         7,764,380
   5,000,000    Manatee County School Board COP, MBIA Insured, 6.125%, 07/01/16 ..............         5,204,650
                Orange County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
$  5,925,000        Refunding, Series 1985-A, FGIC Insured, 7.875%, 12/01/25 .................       $ 6,168,458
   4,760,000        Series B, BIG Insured, 7.875%, 12/01/25 ..................................         4,955,588
   7,280,000    Orlando Utilities Commission, Water and Electric Revenue, Series A, 5.50%,
                 10/01/26 ....................................................................         7,021,123
   2,500,000    Santa Rosa County Health Facilities Authority Revenue, Refunding, Gulf Breeze
                 Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 ...............................         2,747,550
                St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured,
     840,000        6.20%, 10/01/00 ..........................................................           890,576
     890,000        6.20%, 10/01/01 ..........................................................           951,846
     940,000        6.20%, 10/01/02 ..........................................................         1,011,919
   1,005,000        6.20%, 10/01/03 ..........................................................         1,086,817
   1,065,000        6.20%, 10/01/04 ..........................................................         1,154,780
   1,130,000        6.20%, 10/01/05 ..........................................................         1,226,434
   1,200,000        6.20%, 10/01/06 ..........................................................         1,301,580
   1,275,000        6.20%, 10/01/07 ..........................................................         1,380,035
   1,355,000        6.20%, 10/01/08 ..........................................................         1,454,945
   6,300,000        6.20%, 10/01/12 ..........................................................         6,636,546
                Tampa Capital Improvement Program Revenue,
  11,010,000        Series A, 8.25%, 10/01/18 ................................................        11,668,288
  37,250,000        Series B, 8.375%, 10/01/18 ...............................................        39,311,043
                                                                                                    ------------
                                                                                                     210,355,572
                                                                                                    ------------
                Georgia  3.0%
                Burke County Development Authority, PCR, Georgia Power Co., Plant Vogle Project,
                 MBIA Insured,
 105,000,000        Series 1984-1, 6.60%, 07/01/24 ...........................................       111,096,300
   8,025,000        Series 1984-7, 6.625%, 10/01/24 ..........................................         8,523,353
                Fulton County Development Authority, Special Facilities Revenue, Refunding, Delta
                 Air Lines, Inc. Project,
   3,400,000        6.85%, 11/01/07 ..........................................................         3,592,304
   5,500,000        6.95%, 11/01/12 ..........................................................         5,827,690
   7,975,000    Gainsville and Hall County Hospital Authority Revenue, Anticipation Certificates,
                 Refunding, Northeast Georgia Healthcare Project, MBIA Insured, 6.00%,
                 10/01/25 ....................................................................         8,166,799
                Georgia Municipal Electric Authority Power Revenue,
  14,000,000        Series B, 6.375%, 01/01/16 ...............................................        14,424,200
   6,325,000        Series EE, 6.40%, 01/01/23 ...............................................         6,856,806
  18,500,000        Series O, 8.125%, 01/01/17 ...............................................        19,596,495
                    Georgia (cont.)
$  4,825,000    Georgia State HFA Revenue, Homeownership Opportunity Program, Series C, 6.60%,
                 12/01/23 ....................................................................       $ 5,029,725
                Monroe County Development Authority, PCR, Georgia Power Co.,
   4,300,000        AMBAC Insured, 6.25%, 07/01/19 ...........................................         4,458,799
  16,000,000        Plant Scherer Project, 8.375%, 07/01/17 ..................................        16,654,720
  10,000,000    Putnam County Development Authority, PCR, Refunding, Georgia Power Co., Plant
                 Branch Project, 8.375%, 07/01/17.............................................        10,420,800
                                                                                                    ------------
                                                                                                     214,647,991
                                                                                                    ------------
                Hawaii  0.8%
                Hawaii State Airports System Revenue,
   1,000,000        FGIC Insured, 7.00%, 07/01/20 ............................................         1,096,200
  12,000,000        Second Series, 7.00%, 07/01/07 ...........................................        13,164,960
     500,000        Second Series, 6.90%, 07/01/12 ...........................................           563,210
   2,830,000        Second Series, 7.00%, 07/01/18 ...........................................         3,067,833
                Hawaii State Department of Budget and Finance, Special Purposes Mortgage
                 Revenue,
     200,000        Hawaii Electric Light Co. Project, 7.20%, 12/01/14 .......................           213,790
   1,000,000        Hawaii Electric Light Co. Project, Series A, 7.35%, 01/01/20 .............         1,066,070
     900,000        Kaiser Hospital, 6.25%, 03/01/21 .........................................           930,699
   2,600,000        Refunding, Kapiolani Health Care System, 6.00%, 07/01/19 .................         2,610,192
   1,000,000        Wahiawa General Hospital Project, 7.50%, 07/01/12 ........................         1,062,530
                Hawaii State Department of Budget and Finance, Special Purposes Revenue,
   1,000,000        6.00%, 07/01/11 ..........................................................         1,019,220
   2,000,000        6.20%, 07/01/16 ..........................................................         2,046,460
   6,250,000        6.25%, 07/01/21 ..........................................................         6,394,813
   7,500,000        Refunding, The Queens Health System, Series A, 5.75%, 07/01/26 ...........         7,467,525
                Hawaii State HFC, SFMR,
     230,000        Series A, 7.00%, 07/01/11 ................................................           242,057
   3,350,000        Series A, 7.10%, 07/01/24 ................................................         3,506,412
     360,000        Series B, 6.90%, 07/01/16 ................................................           376,920
  11,880,000        Series B, 7.00%, 07/01/31 ................................................        12,436,578
                Honolulu City and County GO, Series A,
     415,000        6.30%, 03/01/08 ..........................................................           440,651
   1,000,000        6.30%, 03/01/12 ..........................................................         1,052,510
                                                                                                    ------------
                                                                                                      58,758,630
                                                                                                    ------------
                Idaho  0.1%
$  2,260,000    Idaho Housing Agency, Refunding, Series D-1, 6.45%, 07/01/19 .................       $ 2,341,857
                Idaho Housing Agency, SFMR, Senior Bond, Series B-1, FGIC Insured,
   1,165,000        7.85%, 07/01/09 ..........................................................         1,220,838
   1,800,000        7.90%, 01/01/21 ..........................................................         1,862,442
                                                                                                    ------------
                                                                                                       5,425,137
                                                                                                    ------------
                Illinois  5.9%
                Bryant PCR, Refunding, Central Illinois Light Co. Project,
   7,200,000        Series A, 6.50%, 02/01/18 ................................................         7,624,368
   5,000,000        Series C, 6.50%, 01/01/10 ................................................         5,351,150
                Chicago Board of Education, Chicago School Reform, MBIA Insured,
   9,700,000        6.00%, 12/01/16 ..........................................................         9,942,403
   7,600,000        6.00%, 12/01/26 ..........................................................         7,723,576
  21,600,000    Chicago COP, AMBAC Insured, 7.75%, 07/15/11 ..................................        24,756,840
   7,000,000    Chicago Gas Supply Revenue, Refunding, The Peoples Gas Light, Series A, 6.10%,
                 06/01/25 ....................................................................         7,125,090
                Chicago-O'Hare International Airport Revenue, Special Facilities,
  11,720,000        American Airlines, Inc. Project, 8.20%, 12/01/24 .........................        13,759,514
   4,300,000        United Airlines, Inc. Project, 8.45%, 05/01/07 ...........................         4,721,357
  12,305,000        United Airlines, Inc. Project, 8.50%, 05/01/18 ...........................        13,505,476
     465,000        United Airlines, Inc. Project, Series A, 8.40%, 05/01/18 .................           506,897
  28,785,000        United Airlines, Inc. Project, Series C, 8.20%, 05/01/18 .................        31,246,693
  10,000,000    Cook County Capital Improvement, Refunding, FGIC Insured, 5.875%, 11/15/22 ...        10,029,700
  10,000,000    Cook County, Orland Park School District No. 135, Refunding, FGIC Insured, 5.90%,
                 12/01/14 ....................................................................        10,170,200
   8,750,000    Cook County School District No. 140, Tinley Park, Refunding, Series A, AMBAC
                 Insured, 6.00%, 12/01/15 ....................................................         8,984,063
                Illinois Development Finance Authority, PCR,
   7,500,000        Commonwealth Edison Co. Project, Series 1991, 7.25%, 06/01/11 ............         8,030,700
  15,200,000        Refunding, Central Illinois Public Services Co., Series A, 6.375%, 01/01/28
15,650,680
  26,550,000        Refunding, Illinois Power Co. Project, Series A, 7.375%, 07/01/21 ........        29,806,092
   6,000,000    Illinois Educational Facilities Authority Revenue, Shedd Aquarium Society,
                 Series 1987-A, 8.625%, 07/01/17 .............................................         6,254,040
   4,250,000    Illinois HDA, Homeowner Mortgage, Series A-1, 6.85%, 08/01/17 ................         4,526,208
                Illinois HDA, MF Program,
  20,000,000        Lawndale Redevelopment Project, 7.10%, 12/01/34 ..........................        21,016,000
  12,915,000        Refunding, Series A, 7.10%, 07/01/26 .....................................        13,541,378
  12,000,000        Series 1, 6.625%, 09/01/12 ...............................................        12,468,360
                Illinois HDA, MF Program, (cont.)
$  7,550,000        Series 1, 6.75%, 09/01/21 ................................................       $ 7,806,021
   2,265,000        Series C, 7.35%, 07/01/11 ................................................         2,337,820
   7,065,000    Illinois HDA, RMR, Series B, 7.25%, 08/01/17 .................................         7,408,218
                Illinois Health Facilities Authority Revenue, Refunding,
   2,000,000        Edwards Hospital Project, 7.00%, 02/15/22 ................................         2,117,500
   3,650,000        Galesburg Cottage Hospital, Pre-Refunded, 9.625%, 05/01/11 ...............         3,827,317
   1,000,000        Servantcor, Series A, Pre-Refunded, 7.875%, 08/15/19 .....................         1,108,940
   3,000,000        Servantcor, Series B, Pre-Refunded, 7.875%, 08/15/19 .....................         3,326,820
   7,000,000        South Suburban Hospital, 7.00%, 02/15/18 .................................         7,339,780
   6,200,000        Westlake Community Hospital, 7.875%, 01/01/13 ............................         6,572,496
   2,600,000    Illinois State COP, CGIC Insured, 6.875%, 07/01/07 ...........................         2,832,284
   2,950,000    Illinois State Dedicated Tax Revenue, Civic Center, Series A, AMBAC Insured,
                 6.00%, 12/15/15 .............................................................         2,993,660
   3,825,000    Lombard, Village of, Revenue, Refunding, Beacon Hill Project, 9.00%, 02/15/08          3,926,516
                Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
                 McCormick Place Convention Center,
   1,645,000        5.75%, 07/01/06 ..........................................................         1,638,831
   9,500,000        6.25%, 07/01/17 ..........................................................         9,561,465
  12,000,000        7.00%, 07/01/26 ..........................................................        13,381,920
                Metropolitan Pier and Exposition Authority, State Tax Revenue, Expansion Project A,
   7,760,000        6.50%, 06/15/22 ..........................................................         8,091,430
  26,115,000        6.50%, 06/15/27 ..........................................................        28,517,580
   5,860,000    Municipal Electric Agency, Power Supply Systems Revenue, Series A, AMBAC
                 Insured, 5.75%, 02/01/21 ....................................................         5,859,355
   4,350,000    Onterie Center HFC, Mortgage Revenue, Refunding, Series 1989-A, MBIA Insured,
                 7.05%, 07/01/27 .............................................................         4,587,336
   3,970,000    Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 06/01/22 .         4,036,101
                Southwestern Illinois Development Authority,
   6,200,000        Anderson Hospital Project, Series A, 7.00%, 08/15/22 .....................         6,374,654
   1,825,000        IDR, Spectrulite Consortium, Inc. Project, 6.20%, 02/01/05 ...............         1,904,844
   3,050,000        IDR, Spectrulite Consortium, Inc. Project, 6.625%, 02/01/10 ..............         3,230,652
   2,925,000        Private Activity Revenue, Glenmark Recovery, 8.50%, 08/01/10 .............         3,243,240
   5,255,000        Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 08/01/08 .........         5,811,767
   5,390,000        Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 08/01/20 ..........         5,954,549
                                                                                                    ------------
                                                                                                     420,531,881
                                                                                                    ------------
                Indiana  1.1%
$ 17,000,000    Hammond Industrial Sewer and Solid Waste Disposal Revenue, American
                 Maize-Products Co. Project, Series A, 8.00%, 12/01/24 .......................      $ 19,034,560
   2,355,000    Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc.,
                 Series 1982, 8.00%, 11/01/12 ................................................         2,632,231
   1,155,000    Indiana Bond Bank, Special Program, Series 1988-A, Pre-Refunded, 8.375%,
                 02/01/18 ....................................................................         1,186,312
   3,500,000    Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial
                 Hospital Project, Series 1990, 8.30%, 08/15/20 ..............................         3,745,420
   3,240,000    Indiana State Educational Facilities Authority Revenue, Manchester College Project,
                 6.85%, 10/01/18 .............................................................         3,384,180
                Indiana State Housing Financing Authority, SFMR, Refunding, Series A,
   2,940,000        6.75%, 01/01/10 ..........................................................         3,082,619
  12,835,000        6.80%, 01/01/17 ..........................................................        13,321,061
                Indianapolis Local Public Improvement, Series D,
  13,075,000        6.75%, 02/01/20 ..........................................................        13,790,333
   4,625,000        Refunding, 6.50%, 02/01/22 ...............................................         4,695,763
                Indianapolis Resource Recovery Revenue, Ogden Martin System, Inc.,
                 Pre-Refunded,
   5,550,000        Series A, 7.90%, 12/01/08 ................................................         5,733,594
   1,505,000        Series B, 7.90%, 12/01/08 ................................................         1,554,785
   2,000,000    Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%,
                 12/01/17 ....................................................................         2,134,300
   6,000,000   aSullivan PCR, Refunding, Indiana-Michigan Power Co. Project, Series C, 5.95%,
                 05/01/09 ....................................................................         6,035,640
                                                                                                    ------------
                                                                                                      80,330,798
                                                                                                    ------------
                Iowa
   2,325,000    Carroll Retirement Facility Revenue, Orchard View, Inc. Project, Pre-Refunded,
                 8.25%, 02/01/13 .............................................................         2,469,731
                                                                                                    ------------
                Kansas  0.4%
                Merriam Hospital Revenue, Shawnee Medical Center, Inc.
   5,815,000        Project A, 7.25%, 09/01/11 ...............................................         6,177,042
  15,215,000        Project A, 7.25%, 09/01/21 ...............................................        16,099,448
   1,560,000        Project B, 7.25%, 09/01/11 ...............................................         1,657,126
   3,580,000        Project B, 7.25%, 09/01/21 ...............................................         3,788,105
                                                                                                    ------------
                                                                                                      27,721,721
                                                                                                    ------------
                Kentucky  2.1%
$  3,900,000    Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 08/01/09 ...........       $ 4,143,828
   8,405,000    Christian County Hospital Revenue, Refunding, Jennie Stuart Medical Center Project,
                 7.625%, 04/01/10 ............................................................         8,613,444
  10,000,000    Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project,
                 7.00%, 03/01/25 .............................................................        10,570,800
   4,965,000    Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%,
                 11/15/11 ....................................................................         5,053,476
                Kenton County Airport Board, Airport Revenue, Special Facilities,
                 Delta Air Lines, Inc.,
  20,000,000        7.80%, 12/01/15 ..........................................................        21,328,600
  10,000,000        Project A, 7.50%, 02/01/20 ...............................................        10,745,700
   9,330,000        Project A, 7.125%, 02/01/21 ..............................................         9,864,889
   3,350,000        Project B, 7.25%, 02/01/22 ...............................................         3,576,762
                Kentucky Housing Corp., Housing Revenue,
   1,375,000        Series A, 6.70%, 07/01/17 ................................................         1,420,471
   4,910,000        Series B, 6.625%, 07/01/14 ...............................................         5,065,254
     700,000    Kentucky State Development Financial Authority, Hospital Revenue, Claire Medical
                 Center Project, Pre-Refunded, 7.125%, 09/01/21 ..............................           781,998
   4,500,000    Kentucky State Property and Buildings Commission Revenue, Project No. 48,
                 Pre-Refunded, 8.00%, 08/01/08 ...............................................         4,871,070
                Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
  20,375,000        6.10%, 03/01/08 ..........................................................        21,015,998
  11,765,000        6.20%, 03/01/18 ..........................................................        11,946,887
  27,160,000    Pendleton County, Multi-County Lease Revenue, Kentucky Association of Counties
                 Leasing Trust, Series A, 6.50%, 03/01/19 ....................................        28,216,524
                                                                                                    ------------
                                                                                                     147,215,701
                                                                                                    ------------
                Louisiana  2.0%
   2,000,000    Bastrop PCR, Refunding, International Paper Co. Project, 6.90%, 03/01/07 .....         2,161,280
  14,285,000    Calcasieu Parish IDB, PCR, Refunding, Gulf States Utilities Co. Project, 6.75%,
                 10/01/12 ....................................................................        14,601,984
                Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
                 Memorial Hospital Project, Series A, CGIC Insured,
   4,310,000        6.375%, 12/01/12 .........................................................         4,613,295
   5,530,000        6.50%, 12/01/18 ..........................................................         6,029,967
   3,145,000        6.65%, 12/01/21 ..........................................................         3,352,727
                Calcasieu Parish Public Transportation Authority Mortgage Revenue, Refunding,
$  4,125,000        Series 1991-A, 7.75%, 06/01/12 ...........................................       $ 4,373,614
     475,000        Series 1992-B, 6.375%, 11/01/02 ..........................................           496,698
     720,000        Series 1992-B, 6.875%, 11/01/12 ..........................................           748,274
   2,500,000    De Soto Parish Environmental Improvement Revenue, International Paper Co.
                 Project, Series A, 7.70%, 11/01/18...........................................         2,842,250
   2,365,000    Denham Spring-Livingston HFA, 6.80%, 02/01/21 ................................         2,471,070
                East Baton Rouge Mortgage Financing Authority, SFM,
   6,275,000        MBS, Series A, 6.80%, 10/01/28 ...........................................         6,503,096
   3,080,000        Series C, 7.00%, 04/01/32 ................................................         3,215,027
   4,720,000        Series D, 7.10%, 04/01/32 ................................................         4,917,674
   1,898,599    Lafayette Public Trust Finance Authority, SFMR, Refunding, Series 1990-A, 8.50%,
                 11/15/12 ....................................................................         2,008,491
   1,860,000    Louisiana HFA, HMR, Refunding, 7.375%, 09/01/13 ..............................         1,912,229
   3,400,000    Louisiana Office Facility Corp., Capital Facility Bonds, Statewide Lease, 7.75%,
                 12/01/10 ....................................................................         3,751,152
   3,500,000    Louisiana Public Facilities Authority Revenue, Refunding, Series B, Alton Ochsner
                 Medical Foundation Project, MBIA Insured, 6.50%, 05/15/22 ...................         3,684,660
                New Orleans GO, Refunding, AMBAC Insured,
  10,275,000        6.125%, 10/01/16 .........................................................        10,759,775
   8,050,000        6.20%, 10/01/21 ..........................................................         8,412,894
   2,200,000    Pointe Coupee Parish PCR, Refunding, Gulf States Utilities Co. Project, 6.70%,
                 03/01/13 ....................................................................         2,246,772
   4,000,000    Quachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional
                 Medical Center, Pre-Refunded, 7.50%, 07/01/21 ...............................         4,536,520
                West Feliciana Parish PCR, Gulf Systems Utilities Co. Project,
   2,000,000        7.70%, 12/01/14 ..........................................................         2,168,180
   3,050,000        7.00%, 11/01/15 ..........................................................         3,173,586
  41,050,000        8.00%, 12/01/24 ..........................................................        43,824,980
                                                                                                    ------------
                                                                                                     142,806,195
                                                                                                    ------------
                Maine  1.1%
   5,000,000    Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project,
                 6.25%, 05/01/10 .............................................................         5,147,250
  29,300,000    Maine Financial Authority, Solid Waste Recycling Facilities Revenue, Great Northern
                 Paper Co., Bowater Project, 7.75%, 10/01/22 .................................        31,923,229
   2,445,000    Maine State Health and Higher Education Facilities Authority Revenue, FSA Insured,
                 Series B, 7.00%, 07/01/24 ...................................................         2,705,295
                Maine State Housing Authority, Mortgage Purchase,
$  2,500,000        Series A-5, 6.20%, 11/15/16 ..............................................       $ 2,531,275
   3,700,000        Series C, 6.55%, 11/15/12 ................................................         3,862,652
   3,500,000        Series C, 6.65%, 11/15/24 ................................................         3,642,520
   3,540,000        Series D, 6.45%, 11/15/07 ................................................         3,617,207
   5,800,000        Series D, 6.70%, 11/15/15 ................................................         6,063,204
   4,800,000    Rumford PCR, Refunding, Boise Cascade Corp. Project, 6.625%, 07/01/20 ........         5,006,256
   4,500,000    Skowhegan PCR, Refunding, Scott Paper Co. Project, Series B, 8.10%, 10/01/15 .         4,965,255
  10,000,000    Skowhegan Solid Waste Disposal Revenue, S.D. Warren Co. Project, Series A,
                 8.40%, 10/01/15 .............................................................        11,045,000
                                                                                                    ------------
                                                                                                      80,509,143
                                                                                                    ------------
                Maryland  2.0%
                Gaithersburg Hospital Facilities Improvement Revenue, Shady Grove Hospital,
  10,110,000        Refunding & Improvement, FSA Insured, 6.00%, 09/01/21 ....................        10,335,049
  43,225,000        Series A, Pre-Refunded, 8.25%, 09/01/21 ..................................        50,565,902
                Maryland State Community Development Administration, Department of Housing
                 and Community Development,
   5,705,000        MFHR, Insured Mortgage, Series G, 6.55%, 05/15/19 ........................         5,882,254
     965,000        SF, 7.25%, 04/01/27 ......................................................         1,005,926
   4,900,000    Maryland State Health and Higher Educational Facilities Authority Revenue, Hartford
                 Memorial Hospital and Fallston General Hospital, 8.50%, 07/01/14 ............         5,070,226
   6,500,000    Montgomery County Housing Opportunity Community, SFMR, Refunding, Series B,
                 6.625%, 07/01/28 ............................................................         6,689,540
                Takoma Park Hospital Facilities Revenue, Refunding, Washington Adventist Hospital,
                 Series A,
  20,125,000        Sub-Series 1, 8.25%, 09/01/21 ............................................        21,682,273
  10,930,000        Sub-Series 1, Pre-Refunded, 8.25%, 09/01/21 ..............................        12,812,255
  23,210,000        Sub-Series 2, Pre-Refunded, 8.25%, 09/01/21 ..............................        27,151,754
                                                                                                    ------------
                                                                                                     141,195,179
                                                                                                    ------------
                Massachusetts  3.3%
  10,900,000    Agawam Resource Recovery Revenue, Springfield Resource Recovery Project,
                 Series 1986, 8.50%, 12/01/08 ................................................        11,248,909
   3,915,000    Lowell GO, Pre-Refunded, 7.625%, 02/15/10 ....................................         4,482,949
   2,310,000    Massachusetts Health and Educational Facilities Authority Revenue, Notre Dame
                 Health Care Center, Series A, 7.875%, 10/01/22 ..............................         2,378,284
                Massachusetts State Consolidated Loan,
$  7,500,000        Series A, 7.50%, 06/01/04 ................................................       $ 8,736,300
   5,000,000        Series D, 7.00%, 07/01/07 ................................................         5,507,350
  21,720,000    Massachusetts State Dedicated Income Tax, Fiscal Recovery Loan, Series A,
                 7.875%, 06/01/97 ............................................................        22,241,280
   5,900,000    Massachusetts State GO, Refunding, Series B, 6.50%, 08/01/08 .................         6,556,021
                Massachusetts State Health and Educational Facilities Authority Revenue,
   9,020,000        Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 07/01/20 .......        10,376,067
   1,100,000        Melrose-Wakefield Hospital, Series B, Refunding, 6.35%, 07/01/06 .........         1,154,175
   1,000,000        Sisters Providence Health System, Series A, 6.50%, 11/15/08 ..............         1,007,420
  12,050,000        Sisters Providence Health System, Series A, 6.625%, 11/15/22 .............        12,083,017
   5,250,000    Massachusetts State HFA, HDA, Series D, FGIC Insured, 6.875%, 11/15/21 .......         5,577,023
                Massachusetts State HFA, Housing Projects, Refunding, Series A,
  25,635,000        6.30%, 10/01/13 ..........................................................        26,016,705
  24,750,000        6.375%, 04/01/21 .........................................................        24,996,263
                Massachusetts State HFA, Housing Revenue, SF, Series 41,
   6,250,000        6.30%, 12/01/14 ..........................................................         6,380,125
   5,750,000        6.35%, 06/01/17 ..........................................................         5,882,940
   2,410,000    Massachusetts State HFA Revenue, SFMR, Series G, 8.10%, 12/01/14 .............         2,531,199
                Massachusetts State Housing Facilities Authority, FGIC Insured,
   9,715,000        Series C, 6.90%, 11/15/21 ................................................        10,334,817
     250,000        Series D, 6.80%, 11/15/12 ................................................           267,278
   6,000,000    Massachusetts State Industrial Finance Agency, First Mortgage Revenue,
                 Brookhaven at Lexington Retirement Project, Pre-Refunded, 10.25%, 01/01/18 ..         6,583,380
  41,565,000   aMassachusetts State Water Resources Authority, General Series A, FGIC Insured,
                 5.60%, 11/01/26 .............................................................        40,678,003
                Plymouth County COP, Series A,
  10,000,000        7.00%, 04/01/12 ..........................................................        11,003,900
   5,000,000        7.00%, 04/01/22 ..........................................................         5,499,250
                                                                                                    ------------
                                                                                                     231,522,655
                                                                                                    ------------
                Michigan  0.9%
   2,000,000    Battle Creek Tax Increment Finance Authority, 7.40%, 05/01/16 ................         2,304,020
   3,805,000    Belding Area Schools, Refunding, FGIC Insured, 6.10%, 05/01/26 ...............         3,964,544
   2,445,000    Climax-Scotts Community Schools, 6.35%, 05/01/23 .............................         2,563,851
                Detroit GO,
   7,265,000        Refunding, Series B, 6.375%, 04/01/06 ....................................         7,677,289
     625,000        Refunding, Series B, 6.25%, 04/01/09 .....................................           644,725
   4,550,000        Series A, 6.70%, 04/01/10 ................................................         4,865,998
$  2,250,000    Detroit GO, Self-Insurance, Series A, 5.70%, 05/01/02 ........................       $ 2,282,738
   4,960,000    Detroit GO, Unlimited Tax, Series A, Pre-Refunded, 7.875%, 04/01/08 ..........         5,313,698
  15,650,000    Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ........        15,902,748
                Michigan State HDA,
   2,500,000        Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%,
                     09/15/19 ................................................................         2,604,200
   5,000,000        Rental Housing Revenue, Refunding, Series A, 6.60%, 04/01/12 .............         5,148,250
                Michigan State HFA, SFMR, Series A,
   2,000,000        6.45%, 12/01/14 ..........................................................         2,066,160
   3,055,000        6.875%, 06/01/23 .........................................................         3,183,524
                Michigan State Hospital Finance Authority Revenue, Presbyterian Villages
                 Obligation Group,
     200,000        5.30%, 01/01/99 ..........................................................           200,186
     310,000        5.40%, 01/01/00 ..........................................................           310,419
     310,000        5.70%, 01/01/01 ..........................................................           310,539
     355,000        5.80%, 01/01/02 ..........................................................           355,749
     325,000        5.90%, 01/01/03 ..........................................................           326,632
     390,000        6.00%, 01/01/04 ..........................................................           392,211
   1,000,000        6.40%, 01/01/15 ..........................................................         1,007,820
   3,500,000        6.50%, 01/01/25 ..........................................................         3,527,195
                                                                                                    ------------
                                                                                                      64,952,496
                                                                                                    ------------
                Minnesota  1.6%
   9,100,000   aCloquet PCR, Refunding, Potlach Corp. Projects, 5.90%, 10/01/26 ..............         9,130,212
                Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue,
                 Development Housing Facilities Project,
     515,000        7.25%, 01/01/97 ..........................................................           515,628
     555,000        7.25%, 01/01/98 ..........................................................           559,795
     600,000        7.25%, 01/01/99 ..........................................................           607,638
     645,000        7.25%, 01/01/00 ..........................................................           654,856
     695,000        7.25%, 01/01/01 ..........................................................           706,064
   3,930,000        7.50%, 01/01/06 ..........................................................         4,006,714
   2,445,000        8.00%, 01/01/07 ..........................................................         2,522,629
                Minneapolis CDA, Commercial Supported Development Revenue, Refunding,
   2,500,000        Limited Tax, Series 1987-3, 8.625%, 12/01/27 .............................         2,604,875
   1,000,000        Series 1987-1, 8.625%, 12/01/12 ..........................................         1,048,570
       5,000    Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue,
                 Joint Housing Program, FGIC Insured, 9.875%, 12/01/15........................             5,052
                Minnesota State HFA, SFM, Series D-1,
$  3,690,000        6.45%, 07/01/11 ..........................................................       $ 3,851,032
   1,465,000        6.50%, 01/01/17 ..........................................................         1,514,400
  11,370,000    Minnetonka MFR, Rental Housing, Ridgepointe Housing Project, Phase II, 8.00%,
                 05/15/22 ....................................................................        11,587,394
   1,500,000    Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 01/01/19 ..............         1,566,570
  14,040,000    Roseville MFR, Rental Housing, Rosepointe No. 1 Project, 8.00%, 10/01/18 .....        14,299,178
   6,000,000    St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured,
                 Pre-Refunded, 8.40%, 09/01/09 ...............................................         7,071,780
                St. Paul Port Authority,
   3,930,000        Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%,
                     12/01/07 ................................................................         4,303,586
   3,465,000        IDR, Bandana Square, Series 1989-C, 7.80%, 12/01/12 ......................         2,675,223
     230,000        IDR, Bandana Square, Series C, 7.70%, 12/01/00 ...........................           223,569
     255,000        IDR, Bandana Square, Series C, 7.70%, 12/01/01 ...........................           245,728
     270,000        IDR, Bandana Square, Series C, 7.70%, 12/01/02 ...........................           260,469
   1,690,000        IDR, Bandana Square, Series C, 7.70%, 12/01/07 ...........................         1,387,118
     415,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/97 ...............           413,066
     445,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/98 ...............           440,857
     480,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 ...............           473,467
     515,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 ...............           505,941
     550,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ...............           538,307
     595,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ...............           580,327
     640,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ...............           622,208
     685,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ...............           663,971
     740,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ...............           715,299
     795,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ...............           766,491
     855,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ...............           822,382
     915,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ...............           878,153
     670,000        IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ...............           641,706
     140,000        IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center,
                     7.95%, 09/01/01 .........................................................           134,875
     155,000        IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center,
                     7.95%, 09/01/02 .........................................................           149,487
   1,705,000        IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center,
                     7.95%, 09/01/10 .........................................................         1,368,058
     105,000        IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware
                     Corp., 8.00%, 12/01/01 ..................................................           101,169
                St. Paul Port Authority, (cont.)
$    115,000        IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware
                     Corp., 8.00%, 12/01/02 ..................................................         $ 110,922
   1,790,000        IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware
                     Corp., 8.00%, 12/01/12 ..................................................         1,408,999
   9,750,000    Southern Minnesota Municipal Power Agency, Supply System Revenue, Series A,
                 Pre-Refunded, 8.125%, 01/01/18...............................................        10,385,213
                Washington County Housing RDA,
   3,000,000        Housing Development Revenue, Orleans Apartments, Project A, 8.25%,
                     07/01/21 ................................................................         3,024,240
   5,210,000        Housing Development Revenue, Raymie Johnson Apartments, Pre-Refunded,
                     7.70%, 12/01/19 .........................................................         6,028,595
  10,000,000        Pooled Housing and Redevelopment, 7.20%, 01/01/22 ........................        10,455,800
                                                                                                    ------------
                                                                                                     112,577,613
                                                                                                    ------------
                Mississippi  0.6%
                Claiborne County PCR, Refunding, Systems Energy Resources, Inc.,
   5,700,000        7.30%, 05/01/25 ..........................................................         5,979,813
  30,500,000       a6.20%, 02/01/26 ..........................................................        30,011,085
   1,990,000    Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured, 9.25%,
                 03/01/12 ....................................................................         2,143,031
   2,440,000    Mississippi State Educational Facilities Authority Revenue, Private Nonprofit
                 Institutions of Higher Learning, Tougaloo College Project, Series A, 6.50%,
                 06/01/18 ....................................................................         2,373,730
                                                                                                    ------------
                                                                                                      40,507,659
                                                                                                    ------------
                Missouri  1.0%
   3,000,000    Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%,
                 09/20/26 ....................................................................         3,045,330
  10,000,000    Kansas City School District Building Corp., Leasehold Revenue, Capital Improvement
                 Project, Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08 ..............        10,668,900
   1,415,000    Marion County Nursing Home District Revenue, Refunding, Pre-Refunded, 9.00%,
                 08/01/03 ....................................................................         1,498,627
                Missouri State Health and Educational Facilities Authority Revenue,
   5,000,000        Series B, MBIA Insured, 6.25%, 02/15/12 ..................................         5,240,200
   3,750,000        Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%,
                     06/01/16 ................................................................         4,035,488
                Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc.
                 Project,
$  4,105,000        8.625%, 03/01/02 .........................................................       $ 4,271,827
   8,955,000        Pre-Refunded, 8.75%, 03/01/16 ............................................         9,709,101
   4,675,000    Newton County IDA, Hospital Revenue, Refunding, Sale Hospital, Inc. Project,
                 Pre-Refunded, 9.00%, 01/01/05................................................         4,951,106
  16,250,000    St. Louis County IDA, Health Facilities Revenue, Refunding & Improvement,
                 First Mortgage, Normandy Osteopathic Hospitals Project, 9.125%, 08/01/13 ....        16,999,125
   6,000,000    St. Louis Parking Facilities Revenue, 6.625%, 12/15/21 .......................         6,210,300
   3,600,000    West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A,
                 8.625%, 09/15/20 ............................................................         3,867,336
                                                                                                    ------------
                                                                                                      70,497,340
                                                                                                    ------------
                Montana  0.7%
                Forsyth County PCR,
  10,000,000        Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 03/01/22 ..        10,838,100
   3,250,000        Refunding, The Montana Power Co. Colstrip Project, Series A, 6.125%,
                     05/01/23 ................................................................         3,261,668
   4,225,000        Refunding, The Montana Power Co., Series B, AMBAC Insured, 5.90%,
                     12/01/23 ................................................................         4,260,152
  20,385,000        Refunding, The Montana Power Co., Series B, MBIA Insured, 5.90%,
                     12/01/23 ................................................................        20,554,603
   2,000,000    Montana State Health Facilities Authority Revenue, Montana Developmental Center
                 Project, 6.40%, 06/01/16 ....................................................         2,078,140
                Montana State Housing Board, Refunding, SF Program,
   2,835,000        Series A, 6.50%, 12/01/22 ................................................         2,899,014
   6,800,000        Series B-1, 6.25%, 12/01/21 ..............................................         6,902,680
                                                                                                    ------------
                                                                                                      50,794,357
                                                                                                    ------------
                Nebraska  0.1%
   6,160,000    Nebraska Investment Financial Authority, 7.00%, 11/01/09                               6,422,108
                                                                                                    ------------
                Nevada  3.4%
   2,000,000    Churchill County Health Care Facilities Revenue, Western Health Network, Series A,
                 MBIA Insured, 6.25%,01/01/14.................................................         2,093,400
  17,500,000    Clark County Airport System Improvement Revenue, 8.25%, 07/01/15 .............        18,543,700
   5,105,000    Clark County HFC, MFHR, FHA Insured, 7.75%, 07/01/23 .........................         5,232,778
                Clark County IDR,
$ 12,500,000        Refunding, Nevada Power Co. Project, Series C, 7.20%, 10/01/22 ...........      $ 13,270,875
  18,080,000        Southwest Gas Corp., Series A, 7.30%, 09/01/27 ...........................        19,089,406
  62,470,000        Southwest Gas Corp., Series B, 7.50%, 09/01/32 ...........................        66,876,009
   4,500,000    Humboldt County PCR, Refunding, Sierra Pacific Power Co., Series A, AMBAC
                 Insured, 6.30%, 07/01/22 ....................................................         4,696,245
   5,405,000    Nevada Housing Division, Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25          5,600,607
   8,210,000    Nevada Housing Division, Refunding, Issue C-2, 6.75%, 10/01/26 ...............         8,474,362
                Nevada Housing Division, SF Program,
   3,500,000        Issue 1988-A, FI/GML, 8.30%, 10/01/19 ....................................         3,650,535
   3,335,000        Issue 1988 A-2, FI/GML, 8.375%, 10/01/19 .................................         3,475,737
   3,900,000        Refunding, Program A-1, 6.25%, 10/01/26 ..................................         3,971,838
                Nevada State Colorado River, Series 1994,
  31,345,000        5.50%, 07/01/27 ..........................................................        30,219,088
  15,915,000        Pre-Refunded, 6.50%, 07/01/24 ............................................        17,686,658
  10,275,000    Nevada State Municipal Bond Bank Project No. 40-41-A, ETM, 6.375%, 12/01/17 ..        11,280,614
                Reno RDA, Tax Allocation,
   2,695,000        Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 09/01/05 ..         3,039,556
   8,290,000        Downtown Redevelopment Project, Series D, 7.625%, 09/01/16 ...............         9,097,529
   3,000,000        Refunding, Series A, 6.20%, 06/01/18 .....................................         3,008,070
   5,000,000    Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured,
                 6.30%, 12/01/14 .............................................................         5,230,450
   9,295,000    Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project,
                 Series A, AMBAC Insured, 6.25%, 06/01/13 ....................................         9,709,464
                                                                                                    ------------
                                                                                                     244,246,921
                                                                                                    ------------
                New Hampshire  1.6%
                New Hampshire Higher Education and Health Facilities Authority Revenue,
   9,580,000        Kendal at Hanover Project, 8.00%, 10/01/19 ...............................        10,102,589
   4,560,000        Saint Anselm College, MBIA Insured, 5.75%, 07/01/26 ......................         4,559,590
   2,300,000        St. Joseph Hospital, 7.50%, 01/01/16 .....................................         2,427,880
                New Hampshire State HFA,
   4,920,000        MFHR, Series 1, 7.10%, 01/01/14 ..........................................         5,136,136
   4,535,000        SF Residential, Series A, 8.50%, 07/01/14 ................................         4,742,113
   6,855,000        SFMR, Series E, 6.75%, 07/01/19 ..........................................         7,177,322
   5,135,000        SFMR, Series E, 6.80%, 07/01/25 ..........................................         5,375,883
                New Hampshire State IDA,
   6,870,000        Pollution Control Public Service Co., Project A, 7.65%, 05/01/21 .........         7,041,819
  50,690,000        Pollution Control Public Service Co., Project B, 7.50%, 05/01/21 .........        52,633,455
                New Hampshire State IDA, (cont.)
$  7,450,000        Pollution Control Public Service Co., Project C, 7.65%, 05/01/21 .........       $ 7,636,325
   1,820,000        Resource Recovery Revenue, SES Concord Co. Project, 8.15%, 01/01/00 ......         1,910,618
   5,000,000        Resource Recovery Revenue, SES Concord Co. Project, 8.50%, 01/01/09 ......         5,261,350
                                                                                                    ------------
                                                                                                     114,005,080
                                                                                                    ------------
                New Jersey  0.2%
   4,425,000    New Jersey EDA, First Mortgage, Gross Revenue, Mega Care, Inc. Project,
                 Pre-Refunded, 8.625%, 08/01/07 ..............................................         4,671,473
                New Jersey Health Care Facilities, Financing Authority Revenue,
   3,975,000        Cathedral Health Service, 7.25%, 02/15/21 ................................         4,283,699
     900,000        Community Memorial Hospital Association, Series C, 8.00%, 07/01/14 .......           961,110
   4,150,000        Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 07/01/12 ..............         4,310,315
                                                                                                    ------------
                                                                                                      14,226,597
                                                                                                    ------------
                New Mexico  1.0%
   5,000,000    Albuquerque Airport Revenue, Series A, Pre-Refunded, 9.25%, 07/01/19 .........         5,254,200
  10,435,000    Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A,
                 AMBAC Insured, 6.375%, 12/15/22 .............................................        10,962,489
  17,000,000    Lordsburg PCR, Refunding, Phelps Dodge Corp. Project, 6.50%, 04/01/13 ........        17,908,650
  17,095,000    New Mexico State Mortgage Financal Authority, SFM, Refunding, Series A, 6.85%,
                 07/01/10 ....................................................................        17,942,570
  17,000,000    University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 06/01/19 .        18,757,120
                                                                                                    ------------
                                                                                                      70,825,029
                                                                                                    ------------
                New York  12.2%
                Metropolitan Transportation Authority Revenue,
   8,950,000        Commuter Facilities, Series A, FGIC Insured, 6.00%, 07/01/16 .............         9,275,870
   9,225,000        Commuter Facilities, Series A, FGIC Insured, 6.00%, 07/01/21 .............         9,520,938
  11,050,000        Commuter Facilities, Series A, FGIC Insured, 6.10%, 07/01/26 .............        11,450,231
   3,000,000        Refunding, Transit Facilities Obligation, 7.00%, 07/01/09 ................         3,239,220
  18,210,000        Refunding, Transportation Facilities, Series M, 6.00%, 07/01/14 ..........        17,974,181
   3,630,000        Transport Facilities, Series A, FSA Insured, 6.00%, 07/01/16 .............         3,762,168
   6,260,000        Transport Facilities, Series A, FSA Insured, 6.10%, 07/01/21 .............         6,513,843
   1,245,000    New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
                 6.625%, 07/01/12 ............................................................         1,292,073
                New York City GO,
   5,000,000        Refunding, Series A, 6.25%, 08/01/16 .....................................         5,002,400
   1,500,000        Refunding, Series B, 6.20%, 08/15/06 .....................................         1,539,630
  26,875,000        Refunding, Series B, 6.30%, 08/15/08 .....................................        27,526,450
                New York (cont.)
$ 21,740,000        Refunding, Series B, 6.375%, 08/15/10 ....................................      $ 22,221,758
   8,500,000        Refunding, Series E, 5.75%, 02/15/09 .....................................         8,323,540
   5,000,000        Refunding, Series H, Subseries H-1, 6.125%, 08/01/11 .....................         5,012,100
   1,180,000        Series 1987-A, Pre-Refunded, 8.50%, 11/01/12 .............................         1,252,157
   3,355,000        Series 1987-A, Pre-Refunded, 8.50%, 11/01/13 .............................         3,560,158
   2,805,000        Series 1987-A, Pre-Refunded, 8.75%, 11/01/14 .............................         2,983,258
   2,040,000        Series 1987-D, Pre-Refunded, 8.50%, 08/01/09 .............................         2,152,567
   2,610,000        Series 1989-E, 6.50%, 12/01/12 ...........................................         2,635,056
   3,000,000        Series 1990-B, ETM, 8.00%, 06/01/01 ......................................         3,422,760
   6,020,000        Series 1990-B, Pre-Refunded, 7.50%, 10/01/11 .............................         6,620,314
   3,285,000        Series 1991-A, 7.75%, 08/15/17 ...........................................         3,658,767
       5,000        Series 1991-A, 8.00%, 08/15/20 ...........................................             5,678
      15,000        Series 1991-A, 8.00%, 08/15/21 ...........................................            17,006
   1,000,000        Series 1991-A, Pre-Refunded, 8.00%, 03/15/12 .............................         1,122,540
  13,400,000        Series 1991-A, Pre-Refunded, 8.00%, 03/15/14 .............................        15,042,036
   1,115,000        Series 1991-A, Pre-Refunded, 8.00%, 03/15/15 .............................         1,249,770
   3,000,000        Series 1991-A, Pre-Refunded, 8.00%, 03/15/16 .............................         3,362,610
     895,000        Series 1991-A, Pre-Refunded, 8.00%, 08/15/20 .............................         1,036,983
   3,165,000        Series 1991-A, Pre-Refunded, 8.00%, 08/15/21 .............................         3,667,096
   1,000,000        Series 1991-B, 8.25%, 06/01/05 ...........................................         1,162,120
  15,000,000        Series 1991-B, 7.00%, 02/01/19 ...........................................        15,773,700
   1,760,000        Series 1991-D, 8.00%, 08/01/99 ...........................................         1,909,318
     145,000        Series 1991-D, 8.25%, 08/01/13 ...........................................           166,170
      85,000        Series 1991-D, 8.25%, 08/01/14 ...........................................            97,526
      50,000        Series 1991-D, 8.00%, 08/01/16 ...........................................            57,006
     100,000        Series 1991-D, 8.00%, 08/01/17 ...........................................           113,332
      50,000        Series 1991-D, 8.00%, 08/01/18 ...........................................            56,757
      30,000        Series 1991-D, 8.00%, 08/01/19 ...........................................            34,054
     240,000        Series 1991-D, ETM, 8.00%, 08/01/99 ......................................           262,363
  10,880,000        Series 1991-D, Pre-Refunded, 8.25%, 08/01/12 .............................        12,684,013
   7,605,000        Series 1991-D, Pre-Refunded, 8.25%, 08/01/13 .............................         8,865,985
   4,255,000        Series 1991-D, Pre-Refunded, 8.25%, 08/01/14 .............................         4,960,522
   2,450,000        Series 1991-D, Pre-Refunded, 8.00%, 08/01/16 .............................         2,836,096
   4,600,000        Series 1991-D, Pre-Refunded, 8.00%, 08/01/17 .............................         5,314,242
   3,185,000        Series 1991-D, Pre-Refunded, 8.00%, 08/01/18 .............................         3,686,924
   1,970,000        Series 1991-D, Pre-Refunded, 8.00%, 08/01/19 .............................         2,280,452
     160,000        Series 1991-F, 8.25%, 11/15/15 ...........................................           184,040
     200,000        Series 1991-F, 8.25%, 11/15/17 ...........................................           230,146
                New York (cont.)
$  1,840,000        Series 1991-F, Pre-Refunded, 8.25%, 11/15/15 .............................       $ 2,164,870
   2,300,000        Series 1991-F, Pre-Refunded, 8.25%, 11/15/17 .............................         2,700,407
  10,000,000        Series 1992-B, 7.50%, 02/01/04 ...........................................        10,939,600
   9,300,000        Series 1992-B, 6.75%, 10/01/15 ...........................................         9,591,648
   5,000,000        Series 1992-D, 7.30%, 02/01/01 ...........................................         5,431,850
   5,000,000        Series 1992-D, 7.50%, 02/01/16 ...........................................         5,520,050
   3,000,000        Series 1992-H, 7.10%, 02/01/12 ...........................................         3,179,100
  10,000,000        Series 1992-H, 7.20%, 02/01/14 ...........................................        10,776,900
   1,850,000        Series 1993-A, Pre-Refunded, 8.00%, 03/15/13 .............................         2,076,699
     460,000        Series 1993-B, 8.50%, 08/01/09 ...........................................           482,802
  11,660,000        Series 1993-B, Pre-Refunded, 8.00%, 03/15/17 .............................        13,088,816
  14,500,000        Series 1994-A, 6.125%, 08/01/06 ..........................................        14,802,035
  21,810,000        Series 1994-A, 6.20%, 08/01/07 ...........................................        22,238,348
   4,390,000        Series 1994-A, 6.25%, 08/01/08 ...........................................         4,472,795
   8,000,000        Series 1994-B, Sub-Series B-1, 7.30%, 08/15/11 ...........................         8,714,320
   3,000,000        Series 1994-B, Sub-Series B-1, 7.00%, 08/15/16 ...........................         3,177,900
  11,750,000        Series 1994-H, Sub-Series H-1, 6.125%, 08/01/09 ..........................        11,821,323
   8,050,000        Series 1995-F, 6.50%, 02/15/07 ...........................................         8,390,032
   7,540,000        Series 1995-F, 6.50%, 02/15/08 ...........................................         7,831,044
  16,000,000        Series 1995-F, 6.60%, 02/15/10 ...........................................        16,614,560
   7,415,000        Series A, 7.75%, 08/15/13 ................................................         8,242,069
     400,000        Series A, 7.75%, 08/15/14 ................................................           443,900
   2,585,000        Series A, Pre-Refunded, 7.75%, 08/15/13 ..................................         2,961,635
   6,600,000        Series A, Pre-Refunded, 7.75%, 08/15/14 ..................................         7,592,310
      15,000        Series B, 8.00, 06/01/98 .................................................            15,820
     410,000        Series B, 8.25%, 06/01/02 ................................................           466,580
     980,000        Series B, 7.50%, 10/01/11 ................................................         1,052,922
   9,850,000        Series B, 7.50%, 10/01/12 ................................................        10,571,907
   1,300,000        Series B, 6.75%, 10/01/17 ................................................         1,340,768
   1,420,000        Series B, ETM, 8.00, 06/01/98 ............................................         1,504,533
   4,090,000        Series B, Pre-Refunded, 8.25%, 06/01/02 ..................................         4,758,061
   1,135,000        Series B, Pre-Refunded, 7.50%, 10/01/12 ..................................         1,248,182
   4,845,000        Series C, 7.25%, 08/15/24 ................................................         5,140,109
     155,000        Series C, Pre-Refunded, 7.25%, 08/15/24 ..................................           172,774
   1,860,000        Series C, Sub-Series C-1, 7.00%, 08/01/17 ................................         1,960,477
  20,000,000        Series C, Sub-Series C-1, 7.00%, 08/01/18 ................................        21,080,400
      70,000        Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 08/01/17 ..................            79,002
   8,430,000        Series D, 7.625%, 02/01/15 ...............................................         9,277,299
                New York City GO, (cont.)
$      5,000        Series D, 8.50%, 08/01/16 ................................................           $ 5,144
  11,400,000        Series D, 7.50%, 02/01/17 ................................................        12,558,354
   7,925,000        Series D, 6.00%, 02/15/25 ................................................         7,683,129
     775,000        Series D, Group B, 8.25%, 08/01/11 .......................................           886,383
     245,000        Series D, Group B, 8.25%, 08/01/12 .......................................           282,115
   1,025,000        Series D, Group B, Pre-Refunded, 8.25%, 08/01/11 .........................         1,194,955
     570,000        Series D, Pre-Refunded, 7.625%, 02/01/15 .................................           654,702
     600,000        Series D, Pre-Refunded, 7.50%, 02/01/17 ..................................           685,710
   1,765,000        Series F, 8.20%, 11/15/04 ................................................         1,986,984
   3,570,000        Series F, Pre-Refunded, 8.20%, 11/15/04 ..................................         4,183,576
   4,000,000        Series H, 7.00%, 02/01/16 ................................................         4,202,640
                New York City Health and Hospital Authority Local Government Revenue, Series A,
   5,010,000        6.00%, 02/15/07 ..........................................................         5,038,607
  17,735,000        6.30%, 02/15/20 ..........................................................        17,456,383
                New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue,
  12,275,000        Refunding, Series A, 5.50%, 06/15/20 .....................................        11,773,321
  13,000,000        Refunding, Series A, AMBAC Insured, 5.50%, 06/15/20 ......................        12,598,430
   8,500,000        Series 1987-A, Pre-Refunded, 9.00%, 06/15/17 .............................         8,943,360
   2,965,000        Series 1989-B, Pre-Refunded, 7.00%, 06/15/19 .............................         3,143,997
   2,455,000        Series 1994-A, 7.10%, 06/15/12 ...........................................         2,705,631
   4,980,000        Series 1994-A, 7.00%, 06/15/15 ...........................................         5,457,233
   4,000,000        Series B, 5.875%, 06/15/26 ...............................................         4,001,240
   3,000,000        Series B, MBIA Insured, 5.75%, 06/15/26 ..................................         2,991,300
                New York State Dormitory Authority Revenue,
   4,000,000        City University General Resources, Series 2, MBIA Insured, 6.25%, 07/01/19         4,164,760
  16,860,000        City University System, Third Generation Resources, Series 2, 6.00%,
                     07/01/20 ................................................................        16,774,014
   6,750,000        Our Lady Nursing Home, FHA Insured, 5.90%, 08/01/20 ......................         6,754,590
  18,650,000        Refunding, City University System, Third Generation Resources, Series 2,
                     6.00%, 07/01/26 .........................................................        18,545,747
   4,240,000        Refunding, State University Educational Facilities, Series B, 7.375%, 05/15/14     4,625,925
   2,000,000        Refunding, State University Educational Facilities, Series B, 7.00%, 05/15/16      2,120,060
   5,000,000        State University Educational Facilities, 6.00%, 05/15/18 .................         4,964,050
                New York State Energy Research and Development Authority, Electric Facilities
                 Revenue,
   5,000,000        Consolidated Edison Co., Inc., Project B, 9.25%, 09/15/22 ................         5,281,400
  17,500,000        Long Island Light, Series A, 7.15%, 06/01/20 .............................        17,846,150
                New York State Energy Research and Development Authority, Electric Facilities
                 Revenue, (cont.)
$  1,500,000        Long Island Light, Series A, 7.15%, 02/01/22 .............................       $ 1,529,670
   8,500,000        Refunding, Consolidated Edison Co., Inc., Series A, 6.10%, 08/15/20 ......         8,673,060
  14,070,000    New York State HFA, Refunding, Health Facilities, New York City, Series A, 5.90%,
                 05/01/05 ....................................................................        14,285,412
                New York State HFA, Refunding, Housing Project Mortgage, Series A, FSA Insured,
   5,550,000        6.10%, 11/01/15 ..........................................................         5,697,519
   4,250,000        6.125%, 11/01/20 .........................................................         4,336,020
                New York State HFA, Service Contract Revenue,
   4,675,000        Refunding, Series C, 5.875%, 09/15/14 ....................................         4,585,988
  25,500,000        Refunding, Series C, 6.125%, 03/15/20 ....................................        25,540,545
   3,155,000        Series A, 6.375%, 09/15/14 ...............................................         3,229,994
   3,785,000        Series A, 6.375%, 09/15/16 ...............................................         3,860,889
  10,000,000        Series A, 6.50%, 03/15/25 ................................................        10,273,300
                New York State Local Government Assistance Corp.,
   6,000,000        Series A, 6.50%, 04/01/20 ................................................         6,347,760
  23,715,000        Series C, 5.50%, 04/01/22 ................................................        22,988,135
                New York State Medical Care Facilities, Financial Agency Revenue,
   7,215,000        Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 02/15/34 .........         7,473,153
   7,600,000        Hospital Mortgage, Series A, AMBAC Insured, 6.50%, 08/15/29 ..............         8,195,992
  11,095,000        Refunding, Hospital and Nursing Home, FSA Mortgage Insured, 6.40%,
                     08/15/14 ................................................................        11,593,609
  12,500,000        The Hospital for Special Surgery, Series A, 6.375%, 08/15/24 .............        13,019,750
                New York State Tollway Authority, Service Contract Revenue, Local Highway
                 and Bridge,
  11,600,000        6.25%, 04/01/14 ..........................................................        11,938,836
  13,200,000        5.75%, 04/01/16 ..........................................................        13,002,000
   7,685,000    New York State Urban Development Corp., Correctional Capital Facilities, Series 5,
                 6.10%, 01/01/12 .............................................................         7,812,110
   5,000,000    Warren and Washington Counties IDA Revenue, Refunding, Adirondack Resource
                 Recovery Project, Series A, 7.90%, 12/15/07 .................................         5,119,350
                                                                                                    ------------
                                                                                                     866,054,753
                                                                                                    ------------
                North Carolina  3.3%
$  9,900,000    Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue, Series A,
                 5.90%, 01/15/16 .............................................................      $ 10,077,606
                North Carolina Eastern Municipal Power Agency, Power System Revenue,
  20,000,000        Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21 ..................        21,275,000
   3,250,000        Refunding, Series 1989-A, 6.50%, 01/01/24 ................................         3,269,045
  25,700,000        Refunding, Series 1991-A, 6.50%, 01/01/17 ................................        26,241,242
   6,875,000        Refunding, Series 1993-B, 6.25%, 01/01/12 ................................         6,926,631
  39,030,000        Refunding, Series 1993-B, 6.25%, 01/01/23 ................................        39,940,960
   4,000,000        Refunding, Series 1993-B, FGIC Insured, 6.25%, 01/01/23 ..................         4,097,000
  11,925,000        Refunding, Series A, MBIA Insured, 5.625%, 01/01/24 ......................        11,483,179
   1,250,000        Refunding, Series B, 6.00%, 01/01/22 .....................................         1,230,738
  11,175,000        Refunding, Series B, MBIA Insured, 5.80%, 01/01/16 .......................        11,063,250
  13,325,000        Refunding, Series B, MBIA Insured, 5.875%, 01/01/21 ......................        13,230,659
   2,000,000        Series 1993-C, 5.50%, 01/01/07 ...........................................         1,982,960
  15,960,000        Series 1993-G, 5.875%, 01/01/14 ..........................................        15,448,003
  24,420,000        Series 1993-G, 5.75%, 12/01/16 ...........................................        23,220,245
   1,355,000        Series B, 6.00%, 01/01/05 ................................................         1,389,078
   7,440,000        Series D, 5.875%, 01/01/13 ...............................................         7,246,411
                North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
                 Refunding,
  12,435,000        5.75%, 01/01/15 ..........................................................        12,012,832
  15,620,000        Series 1982, 6.25%, 01/01/17 .............................................        15,757,144
   5,000,000    Wake County IPC, Financing Authority Revenue, Carolina Power and Light, 6.90%,
                 04/01/09 ....................................................................         5,365,250
                                                                                                    ------------
                                                                                                     231,257,233
                                                                                                    ------------
                North Dakota  0.4%
   7,750,000    Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%,
                 02/15/20 ....................................................................         8,246,310
     358,000    Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 07/01/16 ..........           363,180
                Mercer County PCR, Basin Power Corp.,
   9,130,000        Second Series, AMBAC Insured, 6.05%, 01/01/19 ............................         9,394,222
  11,800,000        Series 1984-E, 7.00%, 01/01/19 ...........................................        12,397,198
     800,000    Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 07/01/16 .................           811,576
                                                                                                    ------------
                                                                                                      31,212,486
                                                                                                    ------------
                Ohio  1.2%
                Dayton Special Facilities Revenue, Refunding, Emery Air Freight Corp., Emery
                 Worldwide Air, Inc.,
$  4,000,000        Series E, 6.05%, 10/01/09 ................................................       $ 4,060,600
   2,750,000        Series F, 6.05%, 10/01/09 ................................................         2,791,663
   6,740,000    Franklin County Hospital Facility Mortgage Revenue, Refunding, Presbyterian
                 Retirement Services, Series 1987-A, 9.00%, 07/01/10 .........................         7,056,713
   2,820,000    Franklin County Nursing Home, First Mortgage Revenue, Volunteers of America
                 Care Facilities Project, 8.75%, 11/01/18 ....................................         2,960,351
                Montgomery County Health Systems Revenue, Franciscan Facility, Series B-2,
   2,200,000        8.10%, 07/01/01 ..........................................................         2,350,964
  12,000,000        8.10%, 07/01/18 ..........................................................        13,442,640
   1,680,000    Muskingum County Hospital Facilities Revenue, Care One Health System, Bethesda
                 Hospital, Pre-Refunded, 8.00%, 12/01/16 .....................................         1,718,942
                Ohio State Air Quality Development Authority Revenue,
  12,000,000        Refunding, Dayton Power and Light Co. Project, 6.10%, 09/01/30 ...........        12,324,000
   6,325,000        Toledo Edison, Series B, 8.00%, 05/15/19 .................................         6,700,009
   1,645,000    Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%,
                 12/01/10 ....................................................................         1,747,582
   3,250,000    Ohio State Water Development Authority Revenue, Refunding, Water Development
                 Dayton Power, Series A, 6.40%, 08/15/27 .....................................         3,407,593
                Ohio State Water Development Facilities Authority, PCR,
   4,000,000        Cleveland Electric Illumination Co. Project, Series A-1, 9.75%, 11/01/22 .         4,147,720
  10,000,000        Cleveland Electric Illumination Co. Project, Series A-2, 9.75%, 11/01/22 .        10,369,300
  10,000,000        Toledo Edison, Series A, 8.00%, 05/15/19 .................................        10,592,900
                                                                                                    ------------
                                                                                                      83,670,977
                                                                                                    ------------
                Oklahoma  1.4%
                Canadian County HFA, SFMR, Series 1990-A,
   1,755,000        7.70%, 09/01/05 ..........................................................         1,823,673
   3,640,000        7.80%, 09/01/12 ..........................................................         3,799,650
   6,000,000    Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson
                 Memorial Hospital Project, Pre-Refunded, 9.00%, 08/01/15 ....................         6,352,680
  19,700,000    Oklahoma State Turnpike System Authority, First Senior Revenue, Pre-Refunded,
                 7.875%, 01/01/21 ............................................................        21,504,712
     615,000    Tulsa County Home Financial Authority, Mortgage Revenue, Series D, GNMA
                 Insured, 6.95%, 12/01/22 ....................................................           637,614
                Tulsa County Municipal Airport Revenue,
$  4,000,000        American Airlines-AMR Corp., 7.35%, 12/01/11 .............................       $ 4,339,800
  28,530,000        American Airlines, Inc. Project, 6.25%, 06/01/20 .........................        28,725,431
  11,000,000        American Airlines, Inc. Project, 7.375%, 12/01/20 ........................        11,690,910
                Tulsa County Parking Authority, Series B,
   3,000,000        6.90%, 12/01/07 ..........................................................         3,293,220
   5,500,000        7.00%, 12/01/14 ..........................................................         5,955,290
                Tulsa County Public Facilities Authority, Recreation Facility Revenue, Pre-Refunded,
   2,000,000        8.875%, 02/01/03 .........................................................         2,153,300
   2,000,000        9.00%, 02/01/08 ..........................................................         2,156,280
   2,740,000    Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 07/01/11         2,848,833
   2,000,000    Tulsa Industrial Authority, Hospital Revenue, St. John Medical Center Project,
                 Series A, 6.25%, 02/15/14 ...................................................         2,069,440
   4,000,000    Valley View Hospital Authority Revenue, Refunding, Valley View Regional Medical
                 Center, 6.00%, 08/15/14 .....................................................         3,831,080
                                                                                                    ------------
                                                                                                     101,181,913
                                                                                                    ------------
                Oregon  0.1%
   5,500,000    Oregon State EDR, Georgia Pacific Corp., Series CLVII, 6.35%, 08/01/25 .......         5,599,220
                                                                                                    ------------
                Pennsylvania  3.7%
   5,250,000    Allegheny County IDA Revenue, Environmental Improvement, 6.70%, 12/01/20 .....         5,460,105
  14,250,000    Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A, 7.75%,
                 09/01/24 ....................................................................        14,957,228
                Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
                 Refunding, Series B,
   9,600,000        6.30%, 07/01/08 ..........................................................        10,147,392
  10,740,000        6.375%, 07/01/18 .........................................................        11,190,436
   3,000,000        Pre-Refunded, 8.875%, 07/01/18 ...........................................         3,280,290
                Delaware County IDA Revenue, Refunding,
   6,500,000        Philadelphia Electric, Series 1991, 7.375%, 04/01/21 .....................         6,980,415
  41,300,000        Resource Recovery Project, Series A, 8.10%, 12/01/13 .....................        42,782,670
  22,500,000    Lancaster County Solid Waste Management Authority, Resource Recovery System
                 Revenue, Series A, 8.50%, 12/15/10 ..........................................        23,826,150
   4,000,000    Lehigh County IDA, PCR, Refunding, Pennsylvania Power and Light Co. Project,
                 Series A, MBIA Insured, 6.15%, 08/01/29 .....................................         4,181,880
   5,000,000    Montgomery County GO, Series A, 6.10%, 10/15/25 ..............................         5,099,550
   5,500,000    Montgomery County Higher Education and Health Authority, Hospital Revenue,
                 Pre-Refunded, Jeanes Health System Project, 8.75%, 07/01/20 .................         6,362,620
$  5,000,000    Pennsylvania EDA, Financing Authority Revenue, Macmillan, L.P. Project, 7.60%,
                 12/01/20 ....................................................................       $ 5,574,300
  13,500,000    Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project,
                 Series D, 7.125%, 12/01/15 ..................................................        14,258,565
  33,280,000    Pennsylvania State Financial Authority Revenue, Refunding, Municipal Capital
                 Improvements Program,  6.60%, 11/01/09 ......................................        35,556,685
                Pennsylvania State HFA,
  10,590,000        Refunding, Rental Housing, FGIC Insured, 6.40%, 07/01/12 .................        10,898,169
   3,775,000        SFM, Series 1991, 7.15%, 04/01/15 ........................................         3,970,017
   2,000,000    Pennsylvania State Higher Educational Facilities Authority, College and University
                 Revenues, Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ..................         2,188,200
   4,445,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
                 Series B, MBIA Insured, 8.00%, 11/01/09 .....................................         4,665,828
                Philadelphia Gas Works Revenue,
   2,850,000        Series 13, Pre-Refunded, 7.70%, 06/15/21 .................................         3,265,758
   3,950,000        Series A, 6.375%, 07/01/26 ...............................................         4,056,492
                Philadelphia GO, Refunding, Series 1987-A,
   1,000,000        11.50%, 08/01/97 .........................................................         1,050,740
   1,545,000        11.50%, 08/01/98 .........................................................         1,714,100
   2,400,000        11.50%, 08/01/99 .........................................................         2,794,944
   1,000,000        11.50%, 08/01/00 .........................................................         1,209,500
  11,060,000    Philadelphia Hospital and Higher Education Facilities Authority, Hospital Revenue,
                 Albert Einstein Medical Center, 7.50%, 04/01/99 .............................        11,670,954
   4,140,000    Philadelphia Housing RDA Revenue, Sub-Series 2-B, 8.625%, 08/01/26 ...........         4,191,336
   1,000,000    Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 05/01/01 ...         1,076,480
  10,845,000    Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 09/01/04 ........        12,282,071
   5,000,000   aSouth Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial
                 Hospital Project, Series A, MBIA Insured, 5.75%, 07/01/26 ...................         4,971,350
   3,000,000    Westmoreland County IDA Revenue, Refunding, Citizens General Hospital Project,
                 Series A, 8.25%, 07/01/13 ...................................................         3,100,080
                                                                                                    ------------
                                                                                                     262,764,305
                                                                                                    ------------
                Puerto Rico  1.3%
  15,750,000    Puerto Rico Commonwealth GO, Series 1994, 6.50%, 07/01/23 ....................        16,836,908
                Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
                 Series Y,
  59,000,000        5.00%, 07/01/36 ..........................................................        51,864,540
   7,000,000        5.50%, 07/01/36 ..........................................................         6,695,710
$  3,200,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%,
                 10/01/04 ....................................................................       $ 3,515,776
                Puerto Rico Electric Power Authority Revenue, Refunding, Pre-Refunded,
   4,000,000        Series 1987-K, 9.375%, 07/01/17 ..........................................         4,230,200
   2,000,000        Series 1988-M, 8.00%, 07/01/08 ...........................................         2,165,900
   5,000,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 .........         5,399,200
                                                                                                    ------------
                                                                                                      90,708,234
                                                                                                    ------------
                Rhode Island  1.3%
   9,900,000    Providence Special Obligation Tax Increment, Series A, 7.65%, 06/01/16 .......        10,862,775
   2,200,000    Rhode Island Clean Water Financial Agency Revenue, Drinking Water Providence,
                 Series A, AMBAC Insured, 6.70%, 01/01/15 ....................................         2,398,154
                Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
   1,895,000        Series 2, 7.75%, 04/01/22 ................................................         1,988,329
  20,200,000        Series 10-A, 6.50%, 10/01/22 .............................................        20,878,114
  13,085,000        Series 10-A, 6.50%, 04/01/27 .............................................        13,524,263
   7,400,000        Series 13, 6.70%, 10/01/15 ...............................................         7,725,896
   4,050,000        Series 13, 6.85%, 04/01/27 ...............................................         4,242,335
  15,000,000        Series 15-A, 6.85%, 10/01/24 .............................................        15,827,850
   2,720,000        Series 16-A, 6.375%, 10/01/26 ............................................         2,728,214
   2,320,000        Series 17-A, 6.25%, 04/01/17 .............................................         2,351,691
   3,000,000    Rhode Island Port Authority and Economic Development Corp., Refunding, Shepard
                 Building Project, Series B, AMBAC Insured, 6.75%, 06/01/25 ..................         3,267,360
                Rhode Island State Health and Educational Building Corp. Revenue,
   3,000,000        Health Facilities, Tockwotton Home, 7.25%, 04/15/17 ......................         3,208,830
     940,000        Roger William Realty, FHA Insured, 7.50%, 08/01/29 .......................           985,872
   2,320,000        St. Antoine Residence, 6.70%, 11/15/12 ...................................         2,458,388
   2,750,000        St. Antoine Residence, 6.75%, 11/15/18 ...................................         2,903,835
                                                                                                    ------------
                                                                                                      95,351,906
                                                                                                    ------------
                South Carolina  1.7%
   1,800,000    Berkeley County School District COP, Berkeley School Facilities Group, Inc.,
                 AMBAC Insured, 6.30%, 02/01/16 ..............................................         1,911,060
  24,000,000    Charleston County Resource Recovery Revenue, Foster Wheeler, Inc. Project,
                 Series A, 9.25%, 01/01/10 ...................................................        25,808,640
   5,000,000    Myrtle Beach COP, Myrtle Beach Convention Center Project, 6.875%, 07/01/17 ...         5,227,450
                Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding,
  18,115,000        6.55%, 01/01/16 ..........................................................        18,212,640
  25,505,000        6.60%, 01/01/21 ..........................................................        25,642,472
   6,700,000        7.25%, 01/01/22 ..........................................................         6,810,349
                Piedmont Municipal Power Agency, South Carolina Electric Revenue,
                 Refunding, (cont.)
$  5,500,000        6.375%, 01/01/25 .........................................................       $ 5,595,480
   3,150,000        Series A, 5.75%, 01/01/24 ................................................         3,004,313
   5,050,000        Series A, AMBAC Insured, 5.75%, 01/01/24 .................................         4,974,503
   3,000,000    Richland County PCR, Refunding, Union Camp Corp. Project, Series C, 6.55%,
                 11/01/20 ....................................................................         3,183,510
                South Carolina State Public Service Authority Revenue, Refunding,
  12,765,000        Series A, AMBAC Insured, 6.375%, 07/01/21 ................................        13,364,827
  10,000,000        Series B, 6.00%, 07/01/31 ................................................        10,059,400
                                                                                                    ------------
                                                                                                     123,794,644
                                                                                                    ------------
                South Dakota  0.4%
   5,000,000    Lawrence County PCR, Refunding, Black Hills Power and Light Co. Project, 6.70%,
                 06/01/10 ....................................................................         5,378,200
                South Dakota State HDA, Homeownership Mortgage,
   4,130,000        Series A, 6.30%, 05/01/17 ................................................         4,180,469
  10,580,000        Series A, 7.15%, 05/01/27 ................................................        11,024,254
   3,115,000        Series B, 7.10%, 05/01/17 ................................................         3,254,427
   3,480,000        Series D, 6.65%, 05/01/14 ................................................         3,664,962
   3,435,000        Series G, 7.125%, 05/01/14 ...............................................         3,685,789
                                                                                                    ------------
                                                                                                      31,188,101
                                                                                                    ------------
                Tennessee  0.8%
   6,690,000    Gatlinburg COP, Gatlinburg Convention Center, Inc., Pre-Refunded, 9.25%,
                 12/01/12 ....................................................................         7,269,421
                Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
   2,515,000        6.125%, 08/01/05 .........................................................         2,529,059
   1,000,000        6.30%, 08/01/07 ..........................................................         1,004,520
   4,800,000    Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA
                 Secured, East Towne Village Project, 8.20%, 07/01/28 ........................         5,001,024
                Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue,
                 Federal Express Corp.,
  14,690,000        7.875%, 09/01/09 .........................................................        16,243,027
   6,520,000        6.75%, 09/01/12 ..........................................................         6,866,668
   1,940,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
                 07/01/15 ....................................................................         2,082,241
   1,990,000    Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ......         2,224,422
   5,000,000    Nashville and Davidson County Revenue, IDB, Refunding & Improvement,
                 Osco Treatment, Inc., 6.00%, 05/01/03........................................         5,088,500
                Tennessee HDA, Homeownership Program,
$  2,360,000        Series 1992, 6.80%, 07/01/17 .............................................       $ 2,445,007
   4,845,000        Series P, 7.70%, 07/01/16 ................................................         4,922,617
   2,275,000    Tennessee State Local Development Authority Revenue, Community Provider Pooled
                 Loan Program, 6.45%, 10/01/14 ...............................................         2,372,893
                                                                                                    ------------
                                                                                                      58,049,399
                                                                                                    ------------
                Texas  7.9%
  18,100,000    Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%,
                 11/15/16 ....................................................................        20,589,112
      15,000    Austin HFC, SFMR, Series 1984, 11.25%, 02/01/09 ..............................            15,122
                Austin Utility System Revenue, Refunding,
  11,310,000        FGIC Insured, 6.25%, 05/15/16 ............................................        11,939,062
  10,000,000        MBIA Insured, 5.60%, 05/15/25 ............................................         9,831,900
   4,500,000    Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Facility,
                 FSA Insured, 6.00%, 11/15/15.................................................         4,601,880
   1,745,000    Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 .........         1,787,805
   5,000,000    Bexar Metropolitan Water District, Water Works Systems Revenue, Refunding,
                 MBIA Insured, 5.875%, 05/01/22...............................................         5,088,050
   6,100,000    Brazos County Health Facilities Development Corp., Hospital Revenue, St. Joseph
                 Hospital Project, Pre-Refunded, 10.25%, 10/01/15 ............................         6,567,321
                Brazos River Authority, Collateralized, PCR, Texas Utilities Electric Co. Project,
   2,500,000        Series 1987-A, 9.875%, 10/01/17 ..........................................         2,654,400
  17,550,000        Series 1988-A, 9.25%, 03/01/18 ...........................................        18,744,453
  15,000,000        Series 1989-A, 8.25%, 01/01/19 ...........................................        16,118,250
                Brazos River Authority, Johnson County, Surface Water and Treatment Revenue,
     480,000        8.75%, 09/01/97 ..........................................................           484,618
     520,000        8.90%, 09/01/98 ..........................................................           525,247
     560,000        9.00%, 09/01/99 ..........................................................           565,830
     605,000        9.00%, 09/01/00 ..........................................................           611,298
     655,000        9.00%, 09/01/01 ..........................................................           661,819
     705,000        9.10%, 09/01/02 ..........................................................           712,558
     765,000        9.10%, 09/01/03 ..........................................................           773,201
     825,000        9.10%, 09/01/04 ..........................................................           833,844
     890,000        9.20%, 09/01/05 ..........................................................           899,817
     960,000        9.20%, 09/01/06 ..........................................................           970,589
   1,040,000        9.20%, 09/01/07 ..........................................................         1,051,471
   1,120,000        9.20%, 09/01/08 ..........................................................         1,132,354
   1,210,000        9.25%, 09/01/09 ..........................................................         1,223,540
                County, Surface Water and Treatment Revenue,
                 (cont.)
$  1,310,000        9.25%, 09/01/10 ..........................................................       $ 1,324,659
   1,415,000        9.25%, 09/01/11 ..........................................................         1,430,834
   1,525,000        9.25%, 09/01/12 ..........................................................         1,542,065
   1,650,000        9.25%, 09/01/13 ..........................................................         1,668,464
   1,780,000        9.25%, 09/01/14 ..........................................................         1,799,918
   1,670,000        9.25%, 09/01/15 ..........................................................         1,688,687
   3,470,000    Dallas County Flood Control District No. 1, Refunding, Pre-Refunded, 9.25%,
                 04/01/10 ....................................................................         3,547,902
                Dallas-Fort Worth International Airport Facilities, Improvement Corp. Revenue,
                 American Airlines, Inc.,
  99,000,000        8.00%, 11/01/24 ..........................................................       107,714,970
  29,400,000       aRefunding, 6.00%, 11/01/14 ...............................................        29,144,514
   5,275,000    El Paso HFC, SFMR, Series 1991-A, 8.75%, 10/01/11 ............................         5,715,146
   2,700,000    Grand Prairie Health Facilities Development Corp., Hospital Revenue, Refunding,
                 Dallas/Ft. Worth Medical Center Project, AMBAC Insured, 6.875%, 11/01/10 ....         3,013,335
   1,190,000    Grand Prairie HFC, SFMR, 10.75%, 09/01/14 ....................................         1,216,192
  20,250,000    Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 02/01/22 .......        21,530,003
                Harris County Toll Road Revenue, Multiple Mode, Senior Lien, Pre-Refunded,
   2,100,000        Refunding, Series 1987, 8.70%, 08/15/17 ..................................         2,242,485
   9,000,000        Series B, 8.625%, 08/15/07 ...............................................         9,605,520
  18,710,000        Series B, 8.70%, 08/15/17 ................................................        19,979,474
   3,500,000        Series C, 8.125%, 08/15/17 ...............................................         3,775,275
   4,000,000        Series D, 8.25%, 08/15/07 ................................................         4,393,040
   5,000,000        Series D, 8.30%, 08/15/17 ................................................         5,495,550
                Houston Water and Sewer System Revenue, Refunding,
  22,500,000        Junior Lien, Series A, MBIA Insured, 6.20%, 12/01/20 .....................        23,497,650
  21,000,000        Series B, 6.375%, 12/01/14 ...............................................        22,099,770
   6,730,000    Joshua ISD, Refunding, Series B, 6.125%, 02/15/26 ............................         6,792,387
                Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding,
  25,300,000        Central Power and Light Co. Project, MBIA Insured, 6.10%, 07/01/28 .......        25,707,836
  19,200,000        Houston Lighting and Power Co., 6.00%, 07/01/28 ..........................        19,378,560
   5,500,000        Houston Lighting and Power Co., Series A, AMBAC Insured, 6.70%, 03/01/27 .         5,957,105
  40,975,000        Houston Lighting and Power Co., Series B, 7.70%, 02/01/19 ................        43,130,285
   1,185,000    Mesquite HFC, SFMR, Series 1983, 10.75%, 09/01/14 ............................         1,215,218
   5,000,000    Red River Pollution Control Authority, Refunding, West Texas Utilities Co. Project,
                 MBIA Insured, 6.00%, 06/01/20 ...............................................         5,117,050
                Sabine River Authority PCR, Refunding,
$  4,000,000        Southwestern Electric Power Co., MBIA Insured, 6.10%, 04/01/18 ...........       $ 4,142,760
   7,700,000        Texas Utilities Electric Co. Project, 6.55%, 10/01/22 ....................         8,234,380
  18,990,000    San Antonio Hotel Occupancy Revenue, Henry B. Gonzalez Convention Center
                 Project, FGIC Insured, 5.70%, 08/15/26 ......................................        18,933,980
   5,000,000    San Antonio Water Revenue, Refunding, MBIA Insured, 6.50%, 05/15/10 ..........         5,386,500
                Texas Housing Agency, Residential Development Mortgage Revenue, Series D,
   1,610,000        8.35%, 01/01/08 ..........................................................         1,667,831
   3,200,000        8.35%, 07/01/08 ..........................................................         3,314,944
                Texas Housing Agency, SFMR, Series 1986-B,
   2,705,000        8.20%, 03/01/16 ..........................................................         2,777,710
  13,775,000        7.50%, 09/01/17 ..........................................................        13,924,046
   2,500,000    Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 07/15/13 .         2,583,650
   2,485,000    Texas Water Resources Finance Authority Revenue, 7.625%, 08/15/08 ............         2,667,921
   5,580,000    Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ................         5,923,337
                                                                                                    ------------
                                                                                                     557,664,494
                                                                                                    ------------
                U.S. Territories
     690,000    Virgin Islands HFA, HMR, Series B, GNMA Secured, 8.10%, 12/01/18 .............           714,219
                                                                                                    ------------
                Utah  1.8%
   5,050,000    Carbon County, Solid Waste Disposal Revenue, Refunding, Laidlaw, Inc. Project,
                 Series A, 7.50%, 02/01/10 ...................................................         5,563,383
                Intermountain Power Agency, Power Supply Revenue,
  25,000,000        Refunding, Series A, 6.15%, 07/01/14 .....................................        26,011,000
  34,805,000        Refunding, Series B, 7.75%, 07/01/20 .....................................        37,164,083
   5,500,000        Second Crossover, Series 86-C, 5.75%, 07/01/20 ...........................         5,499,175
   9,500,000    Intermountain Power Agency, Special Obligation, Refunding, Fifth Crossover,
                 Series 87-B, 7.20%, 07/01/19 ................................................         9,858,910
   2,945,000    Utah State HFA, Refunding, Series A, 6.50%, 05/01/19 .........................         2,993,740
                Utah State HFA, SFM,
   2,445,000        Refunding, 6.80%, 01/01/12 ...............................................         2,552,727
     760,000        Series A, 8.50%, 07/01/19 ................................................           788,758
   4,525,000        Series B, 6.55%, 07/01/19 ................................................         4,631,654
   4,585,000        Series B, 6.55%, 07/01/26 ................................................         4,723,284
     390,000        Series C-1, 6.80%, 07/01/12 ..............................................           407,183
   3,310,000        Series C-1, 8.375%, 07/01/19 .............................................         3,573,377
     675,000        Series D, 8.60%, 07/01/19 ................................................           719,145
                Utah State HFA, SFM, (cont.)
$  3,340,000        Series E-1, 6.65%, 07/01/20 ..............................................       $ 3,442,705
   1,450,000        Series G-1, 8.10%, 07/01/16 ..............................................         1,518,426
                Utah State School District Finance, Cooperative Revenue, Financing Pool,
                 Series 1988,
   2,450,000        8.375%, 02/15/10 .........................................................         2,584,407
   1,730,000        8.375%, 02/15/10 .........................................................         1,827,918
   1,435,000        8.375%, 02/15/10 .........................................................         1,507,496
   1,420,000        8.375%, 02/15/10 .........................................................         1,502,857
   1,340,000        8.375%, 02/15/10 .........................................................         1,420,534
   1,245,000        8.375%, 02/15/10 .........................................................         1,322,016
   1,210,000        8.375%, 02/15/10 .........................................................         1,271,129
   1,195,000        8.375%, 02/15/10 .........................................................         1,271,026
   1,190,000        8.375%, 02/15/10 .........................................................         1,266,755
   1,160,000        8.375%, 02/15/10 .........................................................         1,219,601
   1,065,000        8.375%, 02/15/10 .........................................................         1,120,646
   1,040,000        8.375%, 02/15/10 .........................................................         1,089,379
   1,030,000        8.375%, 02/15/10 .........................................................         1,084,714
     635,000        8.375%, 02/15/10 .........................................................           641,871
                                                                                                    ------------
                                                                                                     128,577,899
                                                                                                    ------------
                Vermont  0.1%
   9,400,000    Vermont HFA, SF, Series 5, 7.00%, 11/01/27 ...................................         9,741,220
                                                                                                    ------------
                Virginia  0.5%
                Danville IDA Revenue, Regional Medical Center, FGIC Insured,
   5,885,000        6.50%, 10/01/19 ..........................................................         6,296,126
   5,840,000        6.50%, 10/01/24 ..........................................................         6,228,652
   7,250,000    Henrico County IDA, Public Facilities Lease Revenue, Henrico County Regional
                 Jail Project, 6.00%, 08/01/15 ...............................................         7,422,333
                Virginia State HDA, Commonwealth Mortgage,
   5,120,000        Series 1994-C, Sub-Series C-6, 6.25%, 01/01/15 ...........................         5,212,826
   5,500,000        Series B, Sub-Series B-1, 7.20%, 07/01/17 ................................         5,919,155
   4,755,000        Series H, Sub-Series H-2, 6.55%, 01/01/17 ................................         4,951,239
                                                                                                    ------------
                                                                                                      36,030,331
                                                                                                    ------------
                Washington  4.6%
$  5,000,000    Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue,
                 Pre-Refunded, 9.30%, 07/01/62 ...............................................       $ 5,323,850
  32,480,000    Pierce County EDC, Refunding, Solid Waste-Steilacoom Revenue, 6.60%,
                 08/01/22 ....................................................................        33,749,643
                Port Moses Lake Public Corp., Washington PCR, Union Carbide Corp.,
   2,100,000        7.50%, 08/01/04 ..........................................................         2,112,264
   1,000,000        7.875%, 08/01/06 .........................................................         1,032,030
   2,760,000    Seatac GO, Series 1994, 6.50%, 12/01/13 ......................................         2,963,053
                Seattle Municipality, Metropolitan Seattle Sewer Revenue,
   9,680,000        Refunding, Series V, 6.20%, 01/01/32 .....................................         9,840,882
   2,500,000        Series W, MBIA Insured, 6.25%, 01/01/21 ..................................         2,600,025
   4,810,000    Seattle Special Obligation, Chinatown International District, 5.90%, 08/01/26          4,776,090
   7,000,000    Snohomish County USD No. 6, 6.50%, 12/01/11 ..................................         7,680,260
   4,000,000    University of Washington Alumni Association Lease Revenue, Medical Center
                 Roosevelt II, 6.30%, 08/15/14 ...............................................         4,225,720
   4,825,000    Washington State Housing Finance Commission, MFMR, Refunding, Series A,
                 7.90%, 07/01/30 .............................................................         4,998,797
                Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
                 Refunding,
  18,330,000        Series A, 6.00%, 07/01/09 ................................................        18,699,899
  22,400,000        Series A, 6.00%, 07/01/12 ................................................        22,460,704
  35,355,000        Series A, 6.05%, 07/01/12 ................................................        35,635,365
  16,150,000        Series A, 6.25%, 07/01/12 ................................................        16,462,664
  34,070,000        Series A, 6.50%, 07/01/15 ................................................        35,460,056
  19,250,000        Series A, 6.00%, 07/01/17 ................................................        19,068,280
  23,205,000        Series A, 6.25%, 07/01/17 ................................................        23,812,043
  13,100,000        Series A, MBIA Insured, 5.75%, 07/01/10 ..................................        13,220,651
   1,500,000        Series A, Pre-Refunded, 7.00%, 07/01/11 ..................................         1,650,480
   5,900,000        Series A, Pre-Refunded, 6.875%, 07/01/17 .................................         6,551,773
   2,500,000        Series B, Booneville Power Administration, 5.70%, 07/01/10 ...............         2,488,050
                Washington State Public Power Supply System Revenue, Nuclear Project No. 2,
                 Refunding, Series A,
   7,700,000        6.30%, 07/01/12 ..........................................................         8,190,028
   4,735,000        Pre-Refunded, 7.00%, 07/01/12 ............................................         5,210,015
                Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
                 Refunding,
   6,750,000        Series 1989-B, 5.50%, 07/01/17 ...........................................         6,292,350
  13,350,000        Series A, 6.50%, 07/01/18 ................................................        13,948,347
                Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
                 Refunding, (cont.)
$  3,500,000        Series A, BIG Insured, 6.00%, 07/01/18 ...................................       $ 3,510,710
  12,945,000        Series B, 5.70%, 07/01/10 ................................................        12,883,123
                                                                                                    ------------
                                                                                                     324,847,152
                                                                                                    ------------
                West Virginia  0.8%
   3,500,000    Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, 6.50%,
                 04/01/25 ....................................................................         3,622,780
                New Martinsville Building Commission Revenue, City of New Martinsville Project,
                 Series A, Pre-Refunded,
   2,435,000        8.50%, 11/01/03 ..........................................................         2,595,393
   4,250,000        8.75%, 11/01/09 ..........................................................         4,597,735
   2,400,000    Taylor County PCR, Union Carbide Corp., 7.625%, 08/01/05 .....................         2,753,400
   7,000,000    West Virginia State Hospital Financing Authority Revenue, Refunding & Improvement,
                 Logan General Hospital Project, 7.25%, 07/01/20 .............................         7,155,260
                West Virginia State Housing Development Fund, Housing Finance, Series D,
   6,000,000        7.00%, 05/01/17 ..........................................................         6,309,660
   9,000,000        7.05%, 11/01/24 ..........................................................         9,491,220
  11,750,000    West Virginia State School Building Authority Revenue, Capital Improvement,
                 Series A, MBIA Insured, 6.25%, 07/01/22 .....................................        12,452,885
   5,000,000    West Virginia State Water Development Authority Revenue, Loan Program II,
                 Series 1988-A, Pre-Refunded, 8.625%, 11/01/28 ...............................         5,515,050
                                                                                                    ------------
                                                                                                      54,493,383
                                                                                                    ------------
                Wisconsin  1.2%
   2,200,000    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ...................         2,248,290
   4,220,000    Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 04/01/27 ...         4,427,244
                Wisconsin Housing and EDA, Homeownership Revenue,
   9,190,000        Refunding, Series A, 6.10%, 11/01/10 .....................................         9,405,965
  10,230,000        Series 1, 6.75%, 09/01/15 ................................................        10,751,935
   3,000,000        Series 1, 6.75%, 09/01/17 ................................................         3,143,670
   2,120,000        Series A, 6.90%, 03/01/16 ................................................         2,256,655
   5,500,000        Series A, 6.45%, 03/01/17 ................................................         5,670,170
  11,330,000        Series A, 7.10%, 03/01/23 ................................................        11,907,830
   3,000,000        Series B, 7.05%, 11/01/22 ................................................         3,136,680
                Wisconsin State Health and Educational Facilities Authority Revenue,
   3,170,000        Gunderson Clinic, La Crosse, Inc., FSA Insured, 5.625%, 12/01/25 .........         3,083,649
  14,785,000        Lindengrove, Inc. Project, Pre-Refunded, 10.00%, 10/01/17 ................        16,156,900
                    Wisconsin (cont.)
                Wisconsin State Health and Educational Facilities Authority Revenue, (cont.)
$  6,500,000        Mercy Health Systems Corp., AMBAC Insured, 6.125%, 08/15/13 ..............       $ 6,740,695
   7,500,000        Mercy Health Systems Corp., AMBAC Insured, 6.125%, 08/15/17 ..............         7,747,125
                                                                                                    ------------
                                                                                                      86,676,808
                                                                                                    ------------
                Wyoming  0.1%
                Wyoming CDA, MF Mortgage, Series A,
   1,520,000        6.90%, 06/01/12 ..........................................................         1,546,722
   3,530,000        6.95%, 06/01/24 ..........................................................         3,608,753
                Wyoming CDA, SFM,
   2,500,000        Series A, 7.25%, 06/01/21 ................................................         2,671,500
   1,730,000        Series G, 7.375%, 06/01/17 ...............................................         1,822,052
                                                                                                    ------------
                                                                                                       9,649,027
                                                                                                    ------------
                      Total Bonds (Cost $6,519,899,672 )......................................     6,913,306,832
                                                                                                    ------------
                Zero Coupon Bonds  1.6%
  11,040,000    Calcasieu Parish, Louisiana, Memorial Hospital Service District Revenue, Lake
                 Charles Parish Memorial Hospital Hospital Project, Series A, (original accretion rate
                 5.59%), 12/01/22 ............................................................         6,457,185
  16,405,000    Chicago RMR, Refunding, Series B, MBIA Insured, (original accretion rate 7.30%),
                 10/01/09 ....................................................................         6,708,661
   5,935,000    Coldwater, Michigan, Community Schools, MBIA Insured, (original accretion rate
                 6.794%), 05/01/18 ...........................................................         1,575,385
                Colorado Springs Airport Revenue, Series C,
   1,660,000        (original accretion rate 6.86%), 01/01/03 ................................         1,168,905
   1,610,000        (original accretion rate 6.966%), 01/01/05 ...............................           995,687
   1,675,000        (original accretion rate 7.07%), 01/01/07 ................................           902,757
     800,000        (original accretion rate 7.07%), 01/01/08 ................................           401,335
   1,450,000        (original accretion rate 7.176%), 01/01/11 ...............................           587,902
                Cook County, Illinois, Community Consolidated School District No. 54, Schaumburg
                 Township, Series B, FGIC Insured, Pre-Refunded,
   3,505,000        (original accretion rate 6.50%), 01/01/07 ................................         2,034,546
   4,800,000        (original accretion rate 6.55%), 01/01/08 ................................         2,607,311
   4,380,000        (original accretion rate 6.60%), 01/01/09 ................................         2,224,207
   5,760,000        (original accretion rate 6.60%), 01/01/10 ................................         2,741,068
   6,000,000    Harrison, Michigan, Community Schools, AMBAC Insured, (original accretion rate
                 6.90%), 05/01/20 ............................................................         1,383,540
                Jefferson County, Kentucky, Capital Projects Corp., Lease Revenue, Refunding,
                 Series A,
$  1,640,000        (original accretion rate 6.75%), 08/15/07 ................................         $ 916,726
   4,505,000        (original accretion rate 6.80%), 08/15/08 ................................         2,358,727
   4,580,000        (original accretion rate 6.87%), 08/15/09 ................................         2,241,772
   4,620,000        (original accretion rate 6.85%), 08/15/10 ................................         2,124,091
   6,825,000        (original accretion rate 6.95%), 08/15/13 ................................         2,568,656
   6,860,000        (original accretion rate 6.95%), 08/15/14 ................................         2,439,964
   7,005,000        (original accretion rate 7.00%), 08/15/16 ................................         2,155,017
   7,115,000        (original accretion rate 7.00%), 08/15/17 ................................         2,062,211
                Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue,
                 Expansion Project A, FGIC Insured,
   5,650,000        (original accretion rate 1.97%), 06/15/07 ................................         5,908,035
   8,500,000        (original accretion rate 6.526%), 06/15/08 ...............................         4,496,414
  11,000,000        (original accretion rate 6.677%), 06/15/09 ...............................         5,441,260
   8,000,000        (original accretion rate 6.628%), 06/15/10 ...............................         3,717,760
   9,690,000        (original accretion rate 6.629%), 06/15/11 ...............................         4,226,486
  11,800,000        (original accretion rate 3.193%), 06/15/12 ...............................         8,773,536
   5,250,000    Owensboro, Kentucky, Electric Light and Power Revenue, Series B, AMBAC Insured,
                 (original accretion rate 6.85%), 01/01/08 ...................................         2,862,982
                Shreveport, Louisiana, Water and Sewer Revenue, Series B, FGIC Insured,
     490,000        (original accretion rate 7.05%), 12/01/07 ................................           257,038
   2,530,000        (original accretion rate 7.05%), 12/01/08 ................................         1,231,755
   4,080,000        (original accretion rate 7.05%), 12/01/09 ................................         1,814,457
   5,630,000        (original accretion rate 7.05%), 12/01/10 ................................         2,329,300
   7,000,000    Spring, Texas, ISD, Refunding, FGIC Insured, Pre-Refunded, (original accretion rate
                 7.80%), 08/15/08 ............................................................         3,262,210
  14,250,000    University of Illinois Revenues, AMBAC Insured, (original accretion rate 7.187%),
                 04/01/10 ....................................................................         6,673,274
  11,000,000    Washington State Public Power Supply System Revenue, Nuclear Project No. 2,
                 Refunding, Series A, (original accretion rate 7.33%), 07/01/13 ..............         4,017,310
                Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
                 Refunding, Series 1990-B,
   6,400,000        (original accretion rate 6.751%), 07/01/12 ...............................         2,502,015
  15,000,000        (original accretion rate 7.25%), 07/01/14 ................................         5,156,700
                                                                                                    ------------
                      Total Zero Coupon Bonds (Cost $97,830,857)..............................       109,326,185
                                                                                                    ------------
                      Total Long Term Investments (Cost $6,617,730,529) ......................     7,022,633,017
                                                                                                    ------------
               bShort Term Investments  0.6%..................................................
                California PCFA, PCR, Refunding, Daily VRDN and Put,
$  4,000,000        Shell Oil Co. Project, Series B, 3.50%, 10/01/11 .........................       $ 4,000,000
   5,300,000        Southern California Edison, Series D, 3.55%, 02/28/08 ....................         5,300,000
   1,000,000    Dade County, Florida, Health Facilities Authority, Hospital Revenue, Miami Children's
                 Hospital Project, Daily VRDN and Put, 3.60%, 09/01/20 .......................         1,000,000
     100,000    Hapeville, Georgia, Development Authority, IDR, Hapeville Hotel, Ltd., Daily VRDN
                 and Put, 3.55%, 11/01/15 ....................................................           100,000
   5,900,000    Jackson County, Mississippi, PCR, Refunding, Chevron U.S.A., Inc. Project, Daily
                 VRDN and Put, 3.55%, 12/01/16 ...............................................         5,900,000
     100,000    Louisiana Public Facilities Authority, IDR, Kenner Hotel, Ltd., Daily VRDN and Put,
                 3.55%, 12/01/15 .............................................................           100,000
   3,700,000    Massachusetts State Health and Educational Facilities Authority Revenue, Capital
                 Asset Program, Series G-1, MBIA Insured, Weekly VRDN and Put, 3.35%,
                 01/01/19 ....................................................................         3,700,000
   3,100,000    New Jersey EDA, El Dorado Terminal, Series 1984-A, Daily VRDN and Put, 3.50%,
                 05/01/21 ....................................................................         3,100,000
   6,800,000    New York City Municipal Water Financing Authority, Water and Sewer Systems
                 Revenue, FGIC Insured, Series C, Daily VRDN and Put, 3.55%, 06/15/23 ........         6,800,000
  10,000,000    New York State Local Government Assistance Corp., Series F, Weekly VRDN and
                 Put, 3.40%, 04/01/25 ........................................................        10,000,000
     900,000    Putnam County, Georgia, Development Authority, PCR, Georgia Power Co. Plant,
                 Refunding, First Series, Daily VRDN and Put, 3.55%, 06/01/23 ................           900,000
   3,100,000    Uinta County, Wyoming, PCR, Refunding, Chevron U.S.A., Inc. Project, Daily VRDN
                 and Put, 3.55%, 08/15/20 ....................................................         3,100,000
                                                                                                    ------------
                       Total Short Term Investments (Cost $44,000,000)........................        44,000,000
                                                                                                    ------------
                          Total Investments (Cost $6,661,730,529)  99.6% .....................     7,066,633,017
                          Other Assets and Liabilities, Net  0.4% ............................        29,621,050
                                                                                                    ------------
                          Net Assets  100.0% .................................................    $7,096,254,067
                                                                                                    ============


                At October 31, 1996,  the net unrealized  appreciation  based on
                 the  cost  of   investments   for   income  tax   purposes   of $6,661,730,529 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there
                   was an excess of value over tax cost ......................................     $ 409,347,033
                  Aggregate gross unrealized depreciation for all investments in which there
                   was an excess of tax cost over value.......................................        (4,444,545)
                                                                                                    ------------
                  Net unrealized appreciation ................................................     $ 404,902,488
                                                                                                    ============



PORTFOLIO ABBREVIATIONS:
AMBAC    -  American Municipal Bond Assurance Corp.
BIG      -  Bond Investors Guaranty Insurance Co.
CDA      -  Community Development Authority/Agency
CGIC     -  Capital Guaranty Insurance Co.
COP      -  Certificate of Participation
CRDA     -  Community Redevelopment Authority/Agency
EDA      -  Economic Development Authority/Agency
EDC      -  Economic Development Corp.
EDR      -  Economic Development Revenue
ETM      -  Escrow to Maturity
FGIC     -  Financial Guaranty Insurance Corp.
FHA      -  Federal Housing Authority
FI/GML   -  Federally Insured or Guaranteed
            Mortgage Loan
FSA      -  Financial Security Assistance
GNMA     -  Government National Mortgage Association
GO       -  General Obligation
HDA      -  Housing Development Authority
HFA      -  Housing Finance Agency
HFC      -  Housing Finance Corp.
HMR      -  Home Mortgage Revenue
IDA      -  Industrial Development Authority/Agency
IDB      -  Industrial Development Board
IDR      -  Industrial Development Revenue
IPC      -  Industrial Pollution Control
ISD      -  Independent School District
L.P.     -  Limited Partnership
MBIA     -  Municipal Bond Investors Assurance Corp.
MBS      -  Mortgage Backed Securities
MF       -  Multi-Family
MFHR     -  Multi-Family Housing Revenue
MFMR     -  Multi-Family Mortgage Revenue
MFR      -  Multi-Family Revenue
PCFA     -  Pollution Control Financing Authority
PCR      -  Pollution Control Revenue
PUD      -  Public Utility District
RDA      -  Redevelopment Authority/Agency
RMR      -  Residential Mortgage Revenue
SF       -  Single Family
SFM      -  Single Family Mortgage
SFMR     -  Single Family Mortgage Revenue
SFR      -  Single Family Revenue
USD      -  Unified School District




aSee Note 1(f) regarding securities purchased on a when-issued basis.

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
October 31, 1996 (unaudited)

Assets:
 Investments in securities:
  At identified cost                    $6,661,730,529
                                         =============

  At value                               7,066,633,017
 Cash                                          977,123
 Receivables:
  Interest                                 138,378,880
  Investment securities sold                 8,661,204
  Capital shares sold                        3,165,467
                                         -------------
      Total assets                       7,217,815,691
                                         -------------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery
   When-issued basis (Note 1)              115,359,205
   Capital shares repurchased                1,594,051
   Management fees                           2,681,811
    Distribution fees                        1,302,904
  Shareholder servicing costs                  284,702
 Accrued expenses and other liabilities        338,951
                                         -------------
      Total liabilities                    121,561,624
                                         -------------
Net assets, at value                    $7,096,254,067
                                         =============
Net assets consist of:
 Accumulated distributions in excess
   of net investment income                (1,478,463)
 Net unrealized appreciation on
 investments                               404,902,488
 Net realized loss                        (94,165,785)
 Class I capital shares                  6,733,875,544
 Class II capital shares                    53,120,283
                                         -------------
Net assets, at value                    $7,096,254,067
                                         =============
Class I shares:
 Net assets, at value                   $7,042,852,717
                                         =============

 Shares outstanding                        588,334,219
                                         =============

 Net asset value per share*                     $11.97
                                         =============
Class II shares:
 Net assets, at value                     $ 53,401,350
                                         =============

 Shares outstanding                          4,462,414
                                         =============

 Net asset value per share*                     $11.97
                                         =============


Statement of Operations
for the six months ended October 31, 1996 (unaudited)

Investment income:
 Interest                                $233,309,923
                                        -------------
Expenses:
 Management fees (Note 5)     15,977,887
 Distribution fees- Class I
 (Note 5)                      2,428,043
 Distribution fees- Class II
 (Note 5)                        141,765
 Shareholder servicing costs
 (Note 5)                      1,077,450
 Reports to shareholders         755,450
 Custodian fees                  148,381
 Directors' fees and expenses     74,729
 Professional fees                66,475
 Registration and filing fees     25,503
 Other                           260,250
                            ------------
      Total expenses                       20,955,933
                                         ------------
      Net investment income               212,353,990
                                         ------------
Realized and unrealized gain (loss) on investments:

  Net realized loss                       (29,877,351)
  Net unrealized appreciation             113,581,303
                                         ------------
Net realized and unrealized
 gain on investments                       83,703,952
                                         ------------
Net increase in net assets
 resulting from operations               $296,057,942
                                         ============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Statements (cont.)

Statements  of Changes in Net Assets for the six months  ended  October 31, 1996
(unaudited) and the year ended April 30, 1996

                                                                                  Six months        Year Ended
                                                                                Ended 10/31/96       04/30/96
                                                                                 ------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................................     $ 212,353,990     $ 438,597,003
  Net realized gain (loss) from security transactions.......................       (29,877,351)       72,837,068
  Net unrealized appreciation (depreciation) on investments.................       113,581,303       (11,834,809)
                                                                                 ------------      ------------
      Net increase in net assets resulting from operations..................       296,057,942       499,599,262
                                                                                 ------------      ------------
Distributions to shareholders:
 From undistributed net investment income:
  Class I...................................................................      (211,196,626)     (438,791,296)
  Class II..................................................................        (1,157,364)         (780,115)
In excess of net investment income .........................................        (1,478,463)               --
Increase (decrease) in net assets from capital share transactions (Note 2)..       (32,681,651)       99,741,632
                                                                                 ------------      ------------
      Net increase in net assets............................................        49,543,838       159,769,483
Net assets:
 Beginning of period........................................................     7,046,710,229     6,886,940,746
                                                                                 ------------      ------------
 End of period..............................................................     7,096,254,067     7,046,710,229
                                                                                 ============      ============
Undistributed net investment income (accumulated  distributions in excess of net investment income) included in net assets:
  Beginning of period.......................................................               $--         $ 974,408
                                                                                 ============      ============
  End of period.............................................................      $ (1,478,463)              $--
                                                                                 ============      ============


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund seeks to provide tax-free income.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began on

May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Fund has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price yield on a specified date or within a specified period (which will be prior to the maturity of the bonds or notes). Such a right to resell is commonly known as a "put".

c. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve the Fund from income and excise taxes.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At October 31, 1996, there were 10,000,000,000 shares of no par value capital stock authorized, of which 3,000,000,000 each have been allocated to Class I and Class II. Transactions in each of the Fund's shares were as follows:


                                                              Six Months Ended                Year Ended
                                                              October 31, 1996              April 30, 1996
                                                            ---------------------        ---------------------
Class I shares:                                            Shares        Amount         Shares        Amount
                                                          ---------    -----------     ---------    -----------
Shares sold ...........................................  28,629,620    $338,707,777   70,993,778    $847,089,902
 Shares issued in reinvestment of distributions .......   6,967,126      82,135,466   14,001,002     166,964,403
 Shares redeemed ...................................... (39,955,932)   (472,158,144) (79,499,754)   (948,799,706)
                                                          ---------    -----------     ---------    -----------
Net increase ..........................................  (4,359,186)  $ (51,314,901)   5,495,026    $ 65,254,599
                                                          =========    ===========     =========    ===========
Class II shares:
Shares sold ...........................................   1,696,681    $ 20,043,437    3,046,996    $ 36,418,313
 Shares issued in reinvestment of distributions .......      59,510         701,966       38,262         458,678
 Shares redeemed ......................................    (178,387)     (2,112,153)    (200,657)     (2,389,958)
                                                          ---------    -----------     ---------    -----------
Net increase ..........................................   1,577,804    $ 18,633,250    2,884,601    $ 34,487,033
                                                          =========    ===========     =========    ===========

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1996, for tax purposes, the Fund had capital loss carryovers as follows:

       Capital loss carryovers expiring in : 2000 ..........................   $ 1,342,936
                                             2002 ..........................    10,591,976
                                             2003 ..........................    52,353,522
                                                                              ------------
                                                                               $64,288,434
                                                                              ============

For tax purposes, the aggregate cost of securities and unrealized appreciation are the same for financial reporting purposes at October 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended October 31, 1996 aggregated $695,245,875 and $705,509,600 respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund on the last day of the month as follows:


       Annualized Fee Rate    Month End Net Assets
       -------------------    --------------------------------------------------
             0.625%           First $100 million
             0.50%            Over $100 million up to and including $250 million
             0.45%            Over $250 million up to and including $10 billion


Fees are further reduced on net assets over $10 billion. The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended October 31, 1996, the Fund's expenses did not exceed these limitations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended October 31, 1996 aggregated $1,077,450, of which $864,704 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Fund for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plans aggregated $2,569,808 for the six months ended October 31, 1996.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amount paid to other dealers for the six months ended October 31, 1996 amounted to $6,465,154 and $6,452,572, respectively. Distributors also received contingent deferred sales charges relating to redemption transactions in the Fund's shares of $13,718.

d. Other Affiliated Parties and Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6. CREDIT RISK

Although the Fund has a diversified portfolio, it has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.

The Fund has 4.44% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period are as follows:

                                     Six Months Ended                    Year Ended April 30,
Class I Shares:                      October 31, 1996    1996        1995        1994        1993        1992
                                        -----------    --------    --------    --------    --------    --------
Per Share Operating Performance
Net asset value at beginning of period   $11.83        $11.73      $11.81      $12.24      $11.68      $11.40
                                        -----------    --------    --------    --------    --------    --------
Net investment income...............        .36           .74         .75         .77         .80         .82
Net realized and unrealized gain (loss)
 on securities......................        .140          .104       (.053)      (.415)       .576        .302
                                        -----------    --------    --------    --------    --------    --------
Total from investment operations....        .500          .844        .697        .355       1.376       1.122
Distributions from net investment
 income.............................       (.360)        (.744)      (.777)      (.785)      (.816)      (.842)
                                        -----------    --------    --------    --------    --------    --------
Net asset value at end of period....     $11.97        $11.83      $11.73      $11.81      $12.24      $11.68
                                        ===========    ========    ========    ========    ========    ========
Total Return*.......................       4.31%         7.33%       6.21%       2.58%      11.89%       9.90%
Ratios/Supplemental Data
Net assets at end of period (in 000's)   $7,042,853   $7,012,601  $6,886,941   $6,804,262  $6,414,739  $5,184,214
Ratio of expenses to average net
 assets.............................        .59%**        .57%        .59%        .52%        .51%        .51%
Ratio of net investment income to
 average net assets.................       6.03%**       6.20%       6.47%       6.27%       6.68%       7.70%
Portfolio turnover rate.............      10.01%        25.10%      19.88%      24.59%      13.30%      14.94%


7. FINANCIAL HIGHLIGHTS (cont.)
                                     Six Months Ended Period Ended
Class II Shares:                     October 31, 1996April 30, 1996
                                        -----------     ---------
Per Share Operating Performance
Net asset value at beginning of period   $11.82         $11.73+
                                        -----------     ---------
Net investment income...............        .33            .68
Net realized and unrealized gain
 on securities......................        .145           .091
                                        -----------     ---------
Total from investment operations....        .475           .771
Distributions from net investment
 income.............................       (.325)         (.681)
                                        -----------     ---------
Net asset value at end of period....     $11.97         $11.82
                                        ===========     =========
Total Return*.......................       4.09%          6.68%
Ratios/Supplemental Data
Net assets at end of period (in 000's)   $53,401        $34,110
Ratio of expenses to average net
 assets.............................       1.17%**        1.15%
Ratio of net investment income to
 average net assets.................       5.48%**        5.68%
Portfolio turnover rate.............      10.01%         25.10%

*Total return measures the changes in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1,1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.

+The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value per share at beginning of period includes this dividend.

**Annualized.






Franklin Federal Tax-Free Income Fund Semi-Annual Report October 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line graph shows the price fluctuation of the Bond Buyer Municipal Bond Index over a one-year period from 9/1/93 through 8/31/96.

Period Ending         Price
         Sep-93            6.04%             5.47%
         Oct-93            5.96%             5.48%
         Nov-93            6.29%             5.65%
         Dec-93            6.35%             5.52%
         Jan-94            6.23%             5.45%
         Feb-94            6.67%             5.77%
         Mar-94            7.10%             6.36%
         Apr-94            7.22%             6.37%
         May-94            7.39%             6.40%
         Jun-94            7.63%             6.47%
         Jul-94            7.39%             6.33%
         Aug-94            7.46%             6.36%
         Sep-94            7.82%             6.58%
         Oct-94            7.97%             6.85%
         Nov-94            7.99%             7.16%
         Dec-94            7.89%             6.92%
         Jan-95            7.71%             6.66%
         Feb-95            7.46%             6.42%
         Mar-95            7.44%             6.37%
         Apr-95            7.34%             6.35%
         May-95            6.67%             6.10%
         Jun-95            6.63%             6.28%
         Jul-95            6.86%             6.19%
         Aug-95            6.65%             6.11%
         Sep-95            6.49%             6.07%
         Oct-95            6.34%             5.91%
         Nov-95            6.14%             5.74%
         Dec-95            5.96%             5.56%
         Jan-96            6.03%             5.57%
         Feb-96            6.48%             5.71%
         Mar-96            6.67%             5.96%
         Apr-96            6.89%             6.05%
         May-96            7.00%             6.09%
         Jun-96            6.90%             6.01%
         Jul-96            6.96%             5.98%
         Aug-96            7.13%             6.02%


GRAPHIC MATERIAL (2)

This chart shows in pie chart format the income and capital appreciation of the Lehman Brothers 20-Year Municipal Bond Index for the 10-year period ended 8/31/96.


Income:  An Important Component of Total Return
Income                              90.83%
Capital Appreciation                 9.17%


GRAPHIC MATERIAL (3)

This bar chart shows that 37% insured municipal bonds and 63% non-insured municipal bonds were issued in 1994, 43% insured municipal bonds and 57% non-insured municipal bonds issued in 1995, and 48% insured municipal bonds and 52% non-insured municipal bonds issued in 1996.


GRAPHIC MATERIAL (4)

This bar chart compares the dollar amount of new long-term municipal bond issuance from 1987 ($105 billion), 1988 ($118 billion), 1989 ($125 billion), 1990 ($128 billion), 1991 ($174 billion), 1992 ($235 billion), 1993 ($292 billion), 1994 ($164 billion), 1995 ($156 billion), and 1996 (105 billion).


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on October 31, 1996

AAA                                                30.6%
AA                                                 16.3%
A                                                  17.4%
BBB                                                32.4%
Below Investment Grade                              3.3%


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's disribution rate of 5.66% and the taxable equivalent distribution rate of 9.37%, for Class I shares.


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's disribution rate of 5.28% and the taxable equivalent distribution rate of 8.74%, for Class II shares.